EXHIBIT 10.37
                      SYNDICATION AMENDMENT AND ASSIGNMENT

         THIS SYNDICATION AMENDMENT AND ASSIGNMENT (this "AMENDMENT"), dated as of June 27, 2000 is by and among STERILE RECOVERIES, INC., a Florida corporation (the "BORROWER"), certain Subsidiaries of the Borrower (each a "GUARANTOR", and collectively, the "GUARANTORS"), THE PERSON IDENTIFIED AS THE "EXISTING LENDER" ON THE SIGNATURE PAGES HERETO (the "EXISTING LENDER"), THE PERSONS IDENTIFIED AS "NEW LENDERS" ON THE SIGNATURE PAGES HERETO (the "NEW LENDERS" and, together with the Existing Lender, the "LENDERS") and FIRST UNION NATIONAL BANK, as Agent for the Lenders (the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of February 24, 1999 (the "EXISTING CREDIT AGREEMENT") among the Borrower, the Guarantors, the Existing Lender and the Agent, the Existing Lender has extended commitments to make certain credit facilities available to the Borrower; and

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                       "AMENDED CREDIT AGREEMENT" means the Existing Credit
                  Agreement as amended hereby.

                       "AMENDMENT EFFECTIVE DATE" shall have the meaning set
                  forth in SUBPART 4.1.

                  SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

                  SUBPART 2.1. AMENDMENT TO EXISTING CREDIT AGREEMENT. Effective on (and subject to the occurrence of) the Amendment Effective Date, the Existing Credit Agreement (but not the SCHEDULES and EXHIBITS thereto) is hereby amended as set forth in SCHEDULE A attached hereto. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.2. AMENDMENT TO SCHEDULE 1.1A. Effective on (and subject to the occurrence of) the Amendment Effective Date, the
         SCHEDULE 1.1A to the Existing Credit Agreement is hereby amended and replaced with a new SCHEDULE 1.1A in the form attached as SCHEDULE 1.1A hereto.

                  SUBPART 2.3. NEW EXHIBIT 2.11. A new Schedule 2.11 is hereby added to the Existing Credit Agreement in the form attached as EXHIBIT
         2.11 hereto.


                                    PART III
                           ASSIGNMENTS AND ASSUMPTIONS

         The Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and each New Lender hereby purchases and assumes, without recourse, from the Existing Lender, effective as of the Amendment Effective Date, such interests in the Existing Lender's rights and obligations under the Amended Credit Agreement as shall be necessary in order to give effect to the reallocations of the Commitments effected by the amendment to Schedule 1.1A to the Existing Credit Agreement pursuant to PART II, including, without limitation, the Loans, LOC Obligations and other extensions of credit owing to the Existing Lender which are outstanding on the Amendment Effective Date, together with unpaid interest accrued on the assigned Loans and other extensions of credit to the Amendment Effective Date and the amount, if any, set forth below of the Fees accrued to the Amendment Effective Date for the account of the Existing Lender. Each of the Existing Lender and each New Lender hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 13.8(d) of the Amended Credit Agreement, a copy of which has been received by each such party. From and after the Amendment Effective Date
(i) each New Lender shall be a party to and be bound by the provisions of the Amended Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Existing Lender shall, to the extent of the interests assigned by this Amendment, relinquish its rights (other than any rights it may have pursuant to Section 13.9 of the Amended Credit Agreement which will survive) and be released from its obligations under the Amended Credit Agreement. The Existing Lender represents and warrants to each New Lender that
(i) it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim and (ii) it is legally authorized to enter into this Amendment.

                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 4.1. AMENDMENT EFFECTIVE DATE. This Amendment shall be and become effective when all of the conditions set forth in this PART IV shall have been satisfied (the "AMENDMENT EFFECTIVE DATE"), and thereafter this Amendment shall be known, and may be referred to, as "SYNDICATION AMENDMENT AND ASSIGNMENT."

                  SUBPART 4.2. EXECUTION OF COUNTERPARTS OF AMENDMENT. The Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Subsidiary Guarantors, the Agent and the Lenders.

                  SUBPART 4.3. EXECUTION AND DELIVERY OF NEW NOTES. Each Lender shall have received new Notes duly executed on behalf of the Borrower.

                  SUBPART 4.4. CERTIFICATES OF SECRETARY OR ASSISTANT SECRETARY OF THE CREDIT PARTIES. The Agent shall have received a certificate of the secretary or an assistant secretary of each Credit Party certifying
         (A) that attached thereto is a true and complete copy of the charter documents of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of formation; (B) that attached thereto is a true and complete copy of the bylaws of such Credit Party, as in effect on the date of such certification; (C) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party and (D) as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Credit Documents and related documents and certificates to which it is a party.

                  SUBPART 4.5. CERTIFICATES OF GOOD STANDING AND TAX CLEARANCE. The Agent shall have received certificates as of a recent date of the good standing of each Credit Party under the laws of its respective jurisdiction of organization.

                  SUBPART 4.6. LEGAL OPINION. The Agent shall have received a legal opinion in form and substance satisfactory to it dated as of the Amendment Effective Date from counsel to the Credit Parties.

                  SUBPART 4.7. FINANCIAL STATEMENTS. The Agent shall have received an opening pro forma balance sheet of the Borrower and its Subsidiaries as of a recent date giving effect to this Amendment, together with projected financial statements of the Borrower and its Subsidiaries (consisting of balance sheets and statements of income and cash flows) prepared on an annual basis through December 31, 2003, all of which shall be in form and substance satisfactory to the Agent.

                  SUBPART 4.8. FEES AND EXPENSES. The Credit Parties shall have paid all fees and expenses of the Agent and the Lenders in connection with this Amendment and the extensions of credit hereunder.

                                     PART V
                                  MISCELLANEOUS

                  SUBPART 5.1. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 5.2. REFERENCES IN OTHER CREDIT DOCUMENTS. At such time as this Amendment shall become effective pursuant to the terms of SUBPART 4.1, all references in the Existing Credit Agreement to the "Credit Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

                  SUBPART 5.3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date,
         (b) the representations and warranties contained in Section 6 of the Existing Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 5.4. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 5.6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  SUBPART 5.7. ASSIGNMENT PURSUANT TO THE CREDIT AGREEMENT. Notwithstanding any provision in the Amended Credit Agreement to the contrary, the execution of this Amendment shall constitute an assignment for purposes of Section 13.8 of the Amended Credit Agreement.

           [The remainder of this page is intentionally left blank.]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                        STERILE RECOVERIES, INC.,
                                 a Florida corporation

                                 By: /s/ D. JON MCGUIRE
                                     ----------------------------
                                 Name: D. Jon McGuire
                                       --------------------------
                                 Title: Vice President
                                        -------------------------


GUARANTOR:                       REPAK SURGICAL ENTERPRISES, INC.,
                                 an Ohio corporation

                                 By: /s/ D. JON MCGUIRE
                                     ----------------------------
                                 Name: D. Jon McGuire
                                       --------------------------
                                 Title: Vice President
                                        -------------------------


EXISTING LENDER:                 FIRST UNION NATIONAL BANK,
                                 individually in its capacity as a Lender and in its capacity as Agent

                                 By: /s/ JOYCE BARRY
                                     ----------------------------
                                 Name: Joyce Barry
                                       --------------------------
                                 Title: SVP
                                        -------------------------


NEW LENDERS:                     SOUTHTRUST BANK, N.A.

                                 By: /s/ NOBLE JONES
                                     ----------------------------
                                 Name: Noble Jones
                                       --------------------------
                                 Title: Vice President
                                        -------------------------

                                   SCHEDULE A

                                  SCHEDULE 1.1A

                             LENDERS AND COMMITMENTS

                                    REVOLVING               REVOLVING           SWINGLINE              LOC
LENDER                              COMMITMENT        COMMITMENT PERCENTAGE     COMMITMENT        COMMITTED AMOUNT
------                              ----------        ---------------------     ----------        ----------------
FIRST UNION NATIONAL BANK          $15,000,000                 50%               $5,000,000            $375,000
(see address in Section 13.1)

SOUTHTRUST BANK                    $15,000,000                 50%                   n/a               $375,000
420 North 20th Street
Birmingham, AL  35203
Attn:    Florida Corporate
         Banking (Tampa)
Fax:  813-226-0905

With a copy to:

SouthTrust Bank
150 2nd Avenue North
Suite 400
St. Petersburg, FL  33701
Fax:  727-898-5319

                                   SCHEDULE A
--------------------------------------------------------------------------------


                                CREDIT AGREEMENT

                         DATED AS OF FEBRUARY 24, 1999,

                                      AMONG

                            STERILE RECOVERIES, INC.

                                  AS BORROWER,

                      CERTAIN SUBSIDIARIES OF THE BORROWER

                                 AS GUARANTORS,

                          THE LENDERS FROM TIME TO TIME
                                  PARTY HERETO,

                                   AS LENDERS,

                                       AND

                           FIRST UNION NATIONAL BANK,

                                    AS AGENT

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                 PAGE

ARTICLE I DEFINITIONS.............................................................................................5
         SECTION 1.1       DEFINITIONS............................................................................5
         SECTION 1.2       ACCOUNTING TERMS AND DETERMINATIONS...................................................21
         SECTION 1.3       OTHER DEFINITIONAL TERMS..............................................................21
ARTICLE II CREDIT FACILITY.......................................................................................21
         SECTION 2.1       REVOLVING LOANS.......................................................................21
         SECTION 2.2       PROCEDURE FOR ADVANCES OF REVOLVING LOANS.............................................22
         SECTION 2.3       REPAYMENT OF REVOLVING LOANS..........................................................23
         SECTION 2.4       REVOLVING NOTE........................................................................23
         SECTION 2.5       SWINGLINE LOAN SUBFACILITY............................................................24
         SECTION 2.6       PROCEDURE FOR ADVANCES OF SWINGLINE LOANS.............................................24
         SECTION 2.7       REPAYMENT OF SWINGLINE LOANS..........................................................25
         SECTION 2.8       SWINGLINE NOTE........................................................................26
         SECTION 2.9       LETTER OF CREDIT SUBFACILITY..........................................................26
         SECTION 2.10      PREPAYMENTS OF THE LOANS..............................................................30
         SECTION 2.11      TERMINATION AND REDUCTION OF REVOLVING COMMITMENTS....................................31
         SECTION 2.12      TERMINATION DATE......................................................................32
         SECTION 2.13      USE OF PROCEEDS.......................................................................33
ARTICLE III GENERAL LOAN PROVISIONS..............................................................................33
         SECTION 3.1       INTEREST..............................................................................33
         SECTION 3.2       NOTICE AND MANNER OF CONVERSION OR CONTINUATION OF LOANS..............................35
         SECTION 3.3       FEES..................................................................................35
         SECTION 3.4       MANNER OF PAYMENT.....................................................................36
         SECTION 3.5       CHANGED CIRCUMSTANCES.................................................................36
         SECTION 3.6       INDEMNITY.............................................................................38
         SECTION 3.7       CAPITAL REQUIREMENT...................................................................39
         SECTION 3.8       TAXES.................................................................................39
         SECTION 3.9       SHARING OF PAYMENTS...................................................................41
         SECTION 3.10      PRO RATA TREATMENT....................................................................41
 ARTICLE IV [RESERVED]...........................................................................................41
 ARTICLE V CLOSING: CONDITIONS OF CLOSING AND BORROWING..........................................................41
         SECTION 5.1       CONDITIONS TO CLOSING AND INITIAL LOANS...............................................41
         SECTION 5.2       CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT.........................................45
 ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE BORROWER.......................................................45
         SECTION 6.1       REPRESENTATIONS AND WARRANTIES........................................................45
         SECTION 6.2       SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC.......................................51
 ARTICLE VII FINANCIAL INFORMATION AND NOTICES...................................................................51
         SECTION 7.1       FINANCIAL STATEMENTS AND PROJECTIONS..................................................51
         SECTION 7.2       OFFICER'S COMPLIANCE CERTIFICATE......................................................52
         SECTION 7.3       NOTICE OF LITIGATION AND OTHER MATTERS................................................53
         SECTION 7.4       ACCURACY OF INFORMATION...............................................................54

                                       i


 ARTICLE VIII AFFIRMATIVE COVENANTS..............................................................................54
         SECTION 8.1       PRESERVATION OF CORPORATE EXISTENCE AND RELATED MATTERS...............................54
         SECTION 8.2       MAINTENANCE OF PROPERTY...............................................................54
         SECTION 8.3       INSURANCE.............................................................................54
         SECTION 8.4       ACCOUNTING METHODS AND FINANCIAL RECORDS..............................................55
         SECTION 8.5       PAYMENT AND PERFORMANCE OF OBLIGATIONS................................................55
         SECTION 8.6       COMPLIANCE WITH LAWS, APPROVALS AND AGREEMENTS........................................55
         SECTION 8.7       ENVIRONMENTAL MANAGEMENT..............................................................55
         SECTION 8.8       COMPLIANCE WITH ERISA.................................................................56
         SECTION 8.9       CONDUCT OF BUSINESS...................................................................56
         SECTION 8.10      VISITS AND INSPECTIONS................................................................56
         SECTION 8.11      [Reserved.]...........................................................................56
         SECTION 8.12      MATERIAL CONTRACTS....................................................................57
         SECTION 8.13      FURTHER ASSURANCES....................................................................57
         SECTION 8.14      SECURITY INTERESTS....................................................................57
         SECTION 8.15      ADDITIONAL GUARANTORS.................................................................57
   ARTICLE IX FINANCIAL COVENANTS................................................................................58
         SECTION 9.1       MINIMUM CONSOLIDATED NET WORTH........................................................58
         SECTION 9.2       CONSOLIDATED LEVERAGE RATIO...........................................................58
         SECTION 9.3       FIXED CHARGE COVERAGE RATIO...........................................................58
   ARTICLE X NEGATIVE COVENANTS..................................................................................58
         SECTION 10.1      LIMITATIONS ON DEBT...................................................................58
         SECTION 10.2      LIMITATIONS ON LIENS..................................................................59
         SECTION 10.3      LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS..........................60
         SECTION 10.4      LIMITATIONS ON MERGERS AND LIQUIDATION................................................60
         SECTION 10.5      LIMITATIONS ON SALE OF ASSETS.........................................................60
         SECTION 10.6      TRANSACTIONS WITH AFFILIATES..........................................................61
         SECTION 10.7      CERTAIN ACCOUNTING CHANGES............................................................61
         SECTION 10.8      NO RESTRICTED PAYMENTS................................................................61
         SECTION 10.9      [Intentionally Omitted]...............................................................61
         SECTION 10.10     ADDITIONAL NEGATIVE PLEDGES...........................................................61
         SECTION 10.11     SALE AND LEASEBACK....................................................................62
         SECTION 10.12     LICENSES, ETC.........................................................................62
         SECTION 10.13     LIMITATIONS...........................................................................62
         SECTION 10.14     AMENDMENTS; PAYMENTS AND PREPAYMENTS OF SUBORDINATED DEBT.............................62
    ARTICLE XI DEFAULT AND REMEDIES..............................................................................62
         SECTION 11.1     EVENTS OF DEFAULT......................................................................62
         SECTION 11.2     REMEDIES...............................................................................65
         SECTION 11.3     RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC........................................65
         SECTION 11.4     CREDITING OF PAYMENTS AND PROCEEDS.....................................................66
ARTICLE XII THE AGENT............................................................................................66
         SECTION 12.1    APPOINTMENT OF AGENT....................................................................66
         SECTION 12.2    NATURE OF DUTIES OF AGENT...............................................................67
         SECTION 12.3    LACK OF RELIANCE ON AGENT...............................................................67
         SECTION 12.4    CERTAIN RIGHTS OF THE AGENT.............................................................67

                                       ii


         SECTION 12.5    RELIANCE BY AGENT.......................................................................68
         SECTION 12.6    INDEMNIFICATION OF AGENT................................................................68
         SECTION 12.7    THE AGENT IN ITS INDIVIDUAL CAPACITY....................................................68
         SECTION 12.8    HOLDERS OF NOTES........................................................................68
         SECTION 12.9    SUCCESSOR AGENT.........................................................................69
         SECTION 12.10   ACTIONS WITH RESPECT TO DEFAULTS........................................................69
         SECTION 12.11   DELIVERY OF INFORMATION.................................................................69
ARTICLE XIII MISCELLANEOUS.......................................................................................70
         SECTION 13.1    NOTICES.................................................................................70
         SECTION 13.2    GOVERNING LAW...........................................................................71
         SECTION 13.3    ARBITRATION; CONSENT TO JURISDICTION AND SERVICE OF PROCESS.............................71
         SECTION 13.4    WAIVER OF JURY TRIAL....................................................................72
         SECTION 13.5    REVERSAL OF PAYMENTS....................................................................72
         SECTION 13.6    INJUNCTIVE RELIEF.......................................................................72
         SECTION 13.7    [RESERVED]..............................................................................73
         SECTION 13.8    SUCCESSORS AND ASSIGNS; PARTICIPATIONS..................................................73
         SECTION 13.9    PAYMENT OF EXPENSES; INDEMNIFICATION....................................................75
         SECTION 13.10   AMENDMENTS, WAIVERS AND CONSENTS........................................................76
         SECTION 13.11   INFORMATION.............................................................................77
         SECTION 13.12   PERFORMANCE OF DUTIES...................................................................77
         SECTION 13.13   NONLIABILITY OF AGENT AND LENDERS.......................................................77
         SECTION 13.14   ALL POWERS COUPLED WITH INTEREST........................................................78
         SECTION 13.15   SURVIVAL OF INDEMNITIES.................................................................78
         SECTION 13.16   TITLES AND CAPTIONS.....................................................................78
         SECTION 13.17   SEVERABILITY OF PROVISIONS..............................................................78
         SECTION 13.18   COUNTERPARTS............................................................................78
         SECTION 13.19   TERM OF AGREEMENT.......................................................................78
ARTICLE XIV  GUARANTY............................................................................................79
         SECTION 14.1    THE GUARANTY............................................................................79
         SECTION 14.2    BANKRUPTCY..............................................................................79
         SECTION 14.3    NATURE OF LIABILITY.....................................................................80
         SECTION 14.4    INDEPENDENT OBLIGATION..................................................................80
         SECTION 14.5    AUTHORIZATION...........................................................................80
         SECTION 14.6    RELIANCE................................................................................80
         SECTION 14.7    WAIVER..................................................................................81
         SECTION 14.8    LIMITATION ON ENFORCEMENT...............................................................82
         SECTION 14.9    CONFIRMATION OF PAYMENT.................................................................82

EXHIBITS

Exhibit A         Form of Assignment and Acceptance
Exhibit B-1       Form of Revolving Note
Exhibit B-2       Form of Swingline Note
Exhibit C         Form of Notice of Borrowing
Exhibit D         Form of Notice of Conversion/Continuation
Exhibit E         Form of Officer's Compliance Certificate
Exhibit F         Form of Joinder Agreement

SCHEDULES

Schedule 1.1A     Lenders and Commitments
Schedule 1.1B     Sweep Plus Loan/Investment Services Description
Schedule 5.1      Corporate Structure
Schedule 6.1(p)   Debt, Contingent Obligations and Liens
Schedule 6.1(w)   Collateral Locations; Offices
Schedule 6.1(x)   Fictitious Business Names

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (this "Credit Agreement", or this "Agreement"), dated as of February 24, 1999, is by and among STERILE RECOVERIES, INC., a Florida corporation (the "Borrower"), certain Subsidiaries of the Borrower from time to time party hereto (the "Guarantors"), each of those financial institutions identified as Lenders on SCHEDULE 1.1A hereto (together with each of their successors and assigns, referred to individually as a "Lender and, collectively, as the "Lenders"), and FIRST UNION NATIONAL BANK ("First Union"), acting in the manner and to the extent described in ARTICLE XII hereof (in such capacity, the "Agent").

                              STATEMENT OF PURPOSE

         The Borrower has requested, and the Lenders have agreed, to extend a revolving credit facility to the Borrower in the aggregate principal amount of up to $30,000,000 on the terms and conditions of this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                   ARTICLE VI
                                   DEFINITIONS

         SECTION 6.1       DEFINITIONS.

         The following terms when used in this Agreement shall have the meanings assigned to them below:

         "ADDITIONAL CREDIT PARTY" shall mean each Person that becomes a Guarantor by execution of a Joinder Agreement in accordance with Section 8.15.

         "ADJUSTED LIBOR RATE" means for any LIBOR Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient obtained by dividing (a) the LIBOR Rate for such LIBOR Loan for such Interest Period by (b) a percentage equal to one hundred percent (100%) minus the Adjusted LIBOR Rate Reserve Percentage for such LIBOR Loan for such Interest Period.

         "ADJUSTED LIBOR RATE RESERVE PERCENTAGE" means, for the Interest Period for each LIBOR Loan comprising part of the same borrowing (including conversions, extensions and renewals), the percentage applicable two (2) Business Days before the first day of such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including "eurocurrency liabilities" (as such term is used in Regulation D), or with respect to any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined, having a term equal to the Interest Period for which such Adjusted LIBOR Rate Reserve Percentage is determined.

         "AFFILIATE" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term "control" means (a) the power to vote ten percent (10%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "AGENT" means First Union as provided in the preamble to this Credit Agreement or any successor to First Union.

         "AGENT'S OFFICE" means the office of Agent specified in or determined in accordance with the provisions of Section 13.1.

         "AGREEMENT" means this Credit Agreement, as amended or supplemented from time to time.

         "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all Governmental Authorities and all orders and decrees of all courts and arbitrators.

         "APPLICABLE MARGIN" means for LIBOR Loans, LIBOR Market Index Swingline Loans, Base Rate Loans and Letters of Credit, the appropriate applicable percentages corresponding to the Consolidated Leverage Ratio in effect as of the most recent Calculation Date as shown below:

------------ -------------------------- -------------------------------------------- ------------------ --------------------------
   Tier                                    Applicable Margin for LIBOR Loans, LIBOR       Applicable                Applicable
   Levels       Consolidated Leverage      Market Index Swingline Loans and Letters     Margin for Base             Margin for
                      Ratio                             of Credit                         Rate Loans              Commitment Fee
------------ -------------------------- -------------------------------------------- ------------------ --------------------------
     I       < 1.75 : 1.0                                  2.25%                           1.00%                     0.25%
             -
------------ -------------------------- -------------------------------------------- ------------------ --------------------------
    II       > 1.75 : 1.0 < 2.5 : 1.0                      2.50%                           1.25%                     0.25%
                          -
------------ -------------------------- -------------------------------------------- ------------------ --------------------------
    III      > 2.5 : 1.0                                   2.75%                           1.50%                    0.375%
------------ -------------------------- -------------------------------------------- ------------------ --------------------------

The Applicable Margin shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date on which the Agent receives the quarterly officer's certificate provided by the Borrower in accordance with the provisions of Section 7.2; PROVIDED, HOWEVER, that if the Borrower fails to provide the officer's certificate to the Agent for any fiscal quarter as required by and within the time limits set forth in
Section 7.2, the Applicable Margins from the applicable date of such failure shall be based on Tier Level III until five Business Days after an appropriate officer's certificate is provided, whereupon the Tier Level shall be determined by the then current Consolidated Leverage Ratio. Except as set forth above, each Applicable Margin shall be effective from one Calculation Date until the next Calculation Date.

          "ASSET DISPOSITION" means the disposition of any or all of the assets (including without limitation the Capital Stock of a Subsidiary) of the Borrower or any of its Subsidiaries whether by sale, lease, transfer or otherwise. The term "Asset Disposition" shall not include (a) any Equity Issuance, (b) the sale of inventory in the ordinary course of business or (c) the sale or other disposition of assets no longer necessary in the business of the Borrower or any Subsidiary of the Borrower so long as the net proceeds received from such sales or other dispositions during the term of this Credit Agreement are not in excess of $100,000.

         "ASSIGNMENT AND ACCEPTANCE" means an assignment and acceptance entered into by an assigning Lender and an assignee Lender, accepted by the Agent, in accordance with Section 13.8, in the form attached hereto as EXHIBIT A.

         "BASE RATE" means, for any day, the rate per annum equal to the higher of (a) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (b) the Prime Rate in effect on such day. If for any reason the Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable after due inquiry to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Agent to obtain sufficient quotations in accordance with the terms hereof, the Base Rate shall be determined without regard to clause (i) of the first sentence of this definition until the circumstances giving rise to such inability no longer exist. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate, respectively.

         "BASE RATE LOAN" means any Loan bearing interest at a rate based upon the Base Rate plus the Applicable Margin.

         "BORROWER" means Sterile Recoveries, Inc., a Florida corporation, in its capacity as borrower hereunder.

         "BUSINESS DAY" means (a) for all purposes other than as set forth in clause (b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their commercial banking business and (b) with respect to all notices and determinations in connection with, and payments of principal and interest or any other amounts with respect to, any LIBOR Loan, any day that is a Business Day described in clause (a) and that is also a day on which commercial banks in London are open for international business (including dealings in Dollar deposits in the London interbank market).

         "CAPITAL ASSET" means, with respect to the Borrower and its Subsidiaries, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a consolidated balance sheet of the Borrower and its Subsidiaries.

         "CAPITAL LEASE" means, with respect to the Borrower and its Subsidiaries, any lease of any property that should, in accordance with GAAP, be classified and accounted for as a capital lease on a consolidated balance sheet of the Borrower and its Subsidiaries.

         "CAPITAL STOCK" means (i) in the case of a corporation, capital stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CASH EQUIVALENTS" means, as to any Person, (i) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition, (ii) time deposits or certificates of deposit of any commercial bank incorporated under the laws of the United States or any state thereof, of recognized standing having capital and unimpaired surplus in excess of $1,000,000,000 and whose short-term commercial paper rating at the time of acquisition is at least A-1 or the equivalent thereof by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") ,or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc. (any such bank, an "Approved Bank"), with such deposits or certificates having maturities of not more than one year from the date of acquisition, (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and (ii) above entered into with any Approved Bank,
(iv) commercial paper or finance company paper issued by any Person incorporated under the laws of the United States or any state thereof and rated at least A-1 or the equivalent thereof by S&P or at least P-1 or the equivalent thereof by Moody's Investors Service, Inc., and in each case maturing not more than one year after the date of acquisition, and (v) investments in money market funds that are registered under the Investment Company Act of 1940, which have net assets of at least $1,000,000,000 and at least 85% of whose assets consist of securities and other obligations of the type described in clauses (i) through
(iv) above. All such Cash Equivalents must be denominated solely for payment in Dollars.

         "CHANGE IN CONTROL" means (a) any "person" or "group" of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) other than Richard T. Isel, Wayne R. Peterson, James T. Boosales and Bertram T. Martin, Jr. shall have acquired beneficial ownership, directly or indirectly, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of, control over 20% or more of the votes attributable to the voting stock of the Borrower; or (b) individuals who at the beginning of any period of twenty-four (24) consecutive calendar months were directors of the Borrower (together with any new directors whose election by the board of directors of the Borrower or whose nomination for election by the shareholders of the Borrower was approved by a vote of a least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of the Borrower then in office.

         "CLOSING DATE" means the date of this Agreement.

         "CODE" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or supplemented from time to time.

         "COLLATERAL" means, collectively, the Collateral as defined in the Security Agreement and the Pledged Collateral as defined in the Pledge Agreement.

         "COLLATERAL AGENT" means First Union National Bank, in its capacity as collateral agent for the Lenders and the ELLF Lenders under the Pledge Agreement and the Security Agreement.

         "COMMITMENT" means the Revolving Commitment, the LOC Commitment and the Swingline Commitment.

         "COMMITMENT FEE" means the fee required to be paid to the Agent for the benefit of the Lenders at the end of each calendar quarter as partial compensation for extending the Revolving Committed Amount to the Borrower, calculated in accordance with Section 3.3(b).

         "CONSOLIDATED" means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

         "CONSOLIDATED EBITDA" means, with respect to the Borrower and its Subsidiaries, for any period of determination, (a) Consolidated Net Income for such period, PLUS (b) the sum of the following to the extent deducted in the determination of Consolidated Net Income: (i) Consolidated Interest Expense,
(ii) income and franchise taxes, (iii) depreciation and amortization expense and
(iv) provision for reusable surgical product shrinkage not to exceed $750,000 during any fiscal quarter, in each case determined in accordance with GAAP for such period.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period of determination, the gross interest expense of the Borrower and its Subsidiaries (including any amount attributable to interest in respect of payments under Capital Leases and any net amount payable under any Hedging Agreement), all determined for such period on a Consolidated basis in accordance with GAAP.

         "CONSOLIDATED LEVERAGE RATIO" means, as of the last day of each fiscal quarter of the Borrower, the ratio of Funded Debt of the Borrower and its Subsidiaries (computed as of the last day of such fiscal quarter) to Consolidated EBITDA (computed for the four fiscal quarter period then ending).

         "CONSOLIDATED NET INCOME" means, for any period of determination with respect to the Borrower and its Subsidiaries, net income on a consolidated basis determined in accordance with GAAP applied on a consistent basis, but excluding for purposes of determining the Consolidated Leverage Ratio and the Fixed Charge Coverage Ratio, any extraordinary gains or losses and related tax effects thereon. Except as expressly provided otherwise, the applicable period shall be for the four consecutive quarters ending as of the date of determination.

         "CONSOLIDATED NET WORTH" means, at any date of determination for the Borrower and its Subsidiaries, shareholders' equity or net worth as determined in accordance with GAAP.

         "CONSOLIDATED RENTAL EXPENSE" means, for any period, rental expense under Operating Leases of the Borrower and its Subsidiaries on a consolidated basis for such period, as determined in accordance with GAAP.

         "CONSOLIDATED SCHEDULED FUNDED DEBT PAYMENTS" means, as of the end of each fiscal quarter of the Borrower and its Subsidiaries, for the Borrower and its Subsidiaries on a consolidated basis, the sum of all scheduled payments of principal on Funded Debt for the applicable period ending on such date (including the principal component of payments due on Capital Leases during the twelve month period ending on such date); it being understood that Scheduled Funded Debt Payments shall not include voluntary prepayments or the mandatory prepayments required pursuant to this Agreement.

         "CONTINGENT OBLIGATION" means, at any date of determination, any obligation, contingent or otherwise, of the Borrower or any of its Subsidiaries pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED, that the term Contingent Obligation shall not include endorsements for collection or deposit in the ordinary course of business.

         "CREDIT DOCUMENTS" means, collectively, this Agreement, the Notes, the Letters of Credit, the LOC Documents, the Pledge Agreement, the Security Agreement, each Joinder Agreement, any Hedging Agreement executed by a Lender and each other document, instrument and agreement executed and delivered to a Lender by any Credit Party in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, modified or otherwise supplemented from time to time.

         "CREDIT PARTIES" means, collectively, the Borrower and the Guarantors.

         "DEBT" means, with respect to any Person, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (d) all obligations of such Person issued or assumed as the deferred purchase price of property or services purchased by such Person (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) which would appear as liabilities on a balance sheet of such Person, (e) all obligations of such Person under take-or-pay or similar arrangements or under commodities agreements, (f) all Debt of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on, or payable out of the proceeds of production from, property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Contingent Obligations of any such Person, (h) the principal portion of all obligations of such Person under Capital Leases, (i) all obligations of such Person under Hedging Agreements, (j) the maximum amount of all standby letters of credit issued or bankers' acceptances facilities created for the account of such Person and, without duplication, all drafts drawn thereunder (to the extent unreimbursed),
(k) all preferred Capital Stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, prior to the Maturity Date, (l) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP, and
(m) the Debt of any partnership or unincorporated joint venture in which such Person is legally obligated or has a reasonable expectation of being liable with respect thereto (excluding, for purposes hereof, the Debt of any such partnership or unincorporated joint venture which is not majority-owned by such Person as of the Closing Date until such time, if ever, that such entity becomes majority-owned by such person).

          "DEBT ISSUANCE" means the issuance of any Debt for borrowed money by the Borrower or any of its Subsidiaries (other than Debt permitted by Section 10.1).

         "DEFAULT" means any of the events specified in Section 11.1 which with the passage of time, the giving of notice, or both, would constitute an Event of Default.

         "DEFAULT RATE" means the interest rate applicable to the Loans after the occurrence and during the continuance of an Event of Default as described in
Section 3.1(c).

         "DOLLARS" OR "$" means, unless otherwise qualified, dollars in lawful currency of the United States.

         "ELLF LENDERS" means the lenders, holders and other Financing Parties from time to time party to the ELLF Participation Agreement.

         "ELLF OPERATIVE AGREEMENTS" means the ELLF Participation Agreement and each of the other "Operative Agreements" as such term in defined in Appendix A to the ELLF Participation Agreement.

         "ELLF PARTICIPATION AGREEMENT" means that certain Participation Agreement dated as of the date hereof among the Borrower, as the construction agent and the lessee, First Security Bank, National Association, as owner trustee, the lenders identified therein as lenders and the lenders identified therein as holders.

         "EMPLOYEE BENEFIT PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six
(6) years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

         "ENVIRONMENTAL LAWS" means any and all federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health, natural resources or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation, removal or remediation of Hazardous Materials or liability resulting from the release or threatened release of Hazardous Materials into the environment. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C.ss.9601 ET SEQ.), the Hazardous Material Transportation Act (33 U.S.C.ss.1251 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C.ss.6901 ET SEQ.), the Federal Water Pollution Control Act (33 U.S.C.ss.201 ET SEQ.), the Clean Air Act (42 U.S.C.ss.7401 ET. SEQ.), the Toxicsubstances control Act (15 U.S.C.ss.2601 ET SEQ.), the Safe Drinking Water Act (42 U.S.C.ss.300f ET SEQ.), the Federal Insecticide, Fungicide and Rodentizide Act (7 U.S.C.ss.136 ET SEQ.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C.ss.11001 ET SEQ., as amended), the Environmental Protection Agency's regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C.ss.651 ET SEQ.), analogous state statutes and the rules and regulations promulgated under the foregoing, as such statutes may be amended or supplemented from time to time as well as the common law as it pertains to Hazardous Materials.

          "EQUITY ISSUANCE" means any issuance by the Borrower or any of its Subsidiaries to any Person which is not a Credit Party of (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity. The term "Equity Issuance" shall not include any Asset Disposition.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or supplemented from time to time.

         "ERISA AFFILIATE" means any Person who together with the Borrower is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

         "EVENT OF DEFAULT" means any of the events specified as an Event of Default in Section 11.1.

          "EXCLUDED ASSET DISPOSITION" means the sale, transfer, lease or other disposition of assets described in clauses (a) and (b) of Section 10.5.

         "EXISTING DEBT" means the aggregate loans in the amount of up to $15,000,000 made by First Union to the Borrower under the Loan Agreement dated as of October 15, 1996.

         "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average of the quotations for such day on such transactions received by the Agent from three Federal Funds brokers of recognized standing selected by it.

         "FEES" means the Commitment Fee, the Letter of Credit Fee, the Issuing Lender Fee and any other fees payable to the Agent or the Lenders pursuant to the Credit Documents.

         "FINANCING PARTIES" shall have the meaning assigned thereto in Appendix A to the ELLF Participation Agreement.

         "FISCAL YEAR" means the fiscal year of the Borrower and its Subsidiaries ending on December 31.

         "FIXED CHARGE COVERAGE RATIO" means, as of the end of each fiscal quarter of the Borrower and its Subsidiaries for the twelve month period ending on such date, the ratio of (a) the sum of (i) Consolidated EBITDA for the applicable period PLUS (ii) Consolidated Rental Expense for the applicable period to (b) the sum of (i) Consolidated Interest Expense for the applicable period (but only to the extent paid in cash) PLUS (ii) Consolidated Scheduled Funded Debt Payments for the applicable period PLUS (iii) Consolidated Rental Expense for the applicable period PLUS (iv) income and franchise taxes for the applicable period PLUS (v) dividends paid by the Borrower for the applicable period.

         "FOREIGN LENDER" shall have the meaning given to such term in Section 3.8(a).

         "FUNDED DEBT" means, with respect to any Person, without duplication,
(i) all Debt of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, or upon which interest payments are customarily made, (iii) all purchase money Indebtedness (including for purposes hereof, indebtedness and obligations described in clauses (c) and (d) of the definition of "Debt") of such Person, including without limitation the principal portion of all obligations of such Person under Capital Leases, (iv) all Contingent Obligations of such Person with respect to Funded Debt of another Person, (v) the maximum available amount of all standby letters of credit or acceptances issued or created for the account of such Person, (vi) all Funded Debt of another Person secured by a Lien on any Property of such Person, whether or not such Funded Debt has been assumed, PROVIDED that for purposes hereof the amount of such Funded Debt shall be limited to the greater of (A) the amount of such Funded Debt as to which there is recourse to such Person and (B) the fair market value of the property which is subject to the Lien, (vii) the outstanding attributed principal amount under any securitization transaction, and (viii) the principal balance outstanding under any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product to which such Person is a party, where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an operating lease in accordance with GAAP (including, without limitation, the principal portion of all obligations due and owing under the ELLF Operative Agreements. The Funded Debt of any Person shall include the Funded Debt of any partnership or joint venture in which such Person is a general partner or joint venturer, but only to the extent to which there is recourse to such Person for the payment of such Funded Debt.

         "GAAP" means generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, maintained an a consistent basis for the Borrower and its Subsidiaries throughout the period indicated and consistent with the prior financial practice of the Borrower and its Subsidiaries.

         "GOVERNMENTAL APPROVALS" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

         "GOVERNMENTAL AUTHORITY" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "GUARANTOR" shall mean any of the Subsidiaries of the Borrower identified as a "Guarantor" on the signature pages hereto and the Additional Credit Parties which execute a Joinder Agreement, together with their successors and permitted assigns.

         "GUARANTY" shall mean the guaranty given by the Guarantors pursuant to
Article XIV.

         "HAZARDOUS MATERIALS" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health, natural resources or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation, removal or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which constitute a nuisance, a trespass or pose a health or safety hazard to persons, plants, animals or neighboring properties either currently or in the past or in the future, (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil nuclear fuel, natural gas or synthetic gas, or (g) which are materials described in clauses (a) through (f) above and are contained in or intended for containment in underground or aboveground storage tanks, whether empty, filled or partially filled with any such substances.

         "HEDGING AGREEMENT" means any agreement with respect to an interest rate swap, collar, cap, floor or a forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of the Borrower or any of its Subsidiaries under any agreement executed in connection with any Debt, and any confirming letter executed pursuant to such hedging agreement, all as amended or supplemented from time to time.

         "INTEREST PERIOD" has the meaning assigned thereto in Section 3.1(b).

         "ISSUING LENDER" shall mean First Union National Bank.

         "ISSUING LENDER FEES" shall have the meaning set forth in Section
3.3(d).

         "JOINDER AGREEMENT" shall mean a Joinder Agreement substantially in the form of Exhibit F, executed and delivered by an Additional Credit Party in accordance with the provisions of Section 8.14.

         "LENDERS" shall have the meaning given such term in the introductory paragraph of this Agreement.

         "LETTERS OF CREDIT" shall mean any letter of credit issued by the Issuing Lender for the account of the Borrower pursuant to the terms hereof, as such Letters of Credit may be amended, modified, extended, renewed or replaced from time to time.

         "LETTER OF CREDIT FEE" shall have the meaning set forth in Section 3.3(c).

         "LIBOR LOAN" means any Revolving Loan bearing interest at a rate based upon the Adjusted LIBOR Rate plus the Applicable Margin.

         "LIBOR MARKET INDEX SWINGLINE LOAN" means any Swingline Loan bearing interest at a rate based upon the LIBOR Market Index Rate plus the Applicable Margin.

         "LIBOR MARKET INDEX RATE" means for any day, the rate for one month Dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported then as determined by the Swingline Lender from another recognized source or interbank quotation).

         "LIBOR RATE" means, for any LIBOR Loan for any Interest Period therefor, the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Loan for any Interest Period therefor, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one (1) rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "LIEN" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person's assets shall be deemed to be subject to a Lien if such Person has acquired or holds such assets subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

         "LOAN" means any Revolving Loan or any Swingline Loan (including any LIBOR Market Index Swingline Loan) made to the Borrower hereunder.

         "LOC COMMITMENT" shall mean the commitment of the Issuing Lender to issue Letters of Credit and with respect to each Lender, the commitment of such Lender to purchase participation interests in the Letters of Credit up to such Lender's LOC Committed Amount as specified in SCHEDULE 1.1 A.

         "LOC COMMITMENT PERCENTAGE" shall mean, for each Lender, the percentage identified as its LOC Commitment Percentage on SCHEDULE 1.1A, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 13.8.

         "LOC COMMITTED AMOUNT" shall mean, collectively, the aggregate amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.9 in an amount up to $750,000 and, individually, the amount of each Lender's LOC Commitment as specified in
SCHEDULE 1.1A.

         "LOC DOCUMENTS" shall mean, with respect to any Letter of Credit, such Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or (ii) any collateral security for such obligations.

         "LOC OBLIGATIONS" shall mean, at any time, the sum of (i) the maximum amount which is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit PLUS (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not theretofore reimbursed.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (i) the properties, business, operations, condition (financial or otherwise) liabilities or capitalization of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of any Credit Party to pay and perform its obligations under this Agreement or any other Credit Document executed in connection herewith or any credit agreement executed in replacement hereof, or (iii) the validity or enforceability of any such Credit Documents or the rights and remedies of the Lender thereunder, in each case as determined by the Agent in its reasonable discretion.

         "MATERIAL CONTRACT" means any contract or other arrangement (other than the Credit Documents), whether written or oral, to which the Borrower or any of its Subsidiaries is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could have a Material Adverse Effect.

         "MATURITY DATE" means June 30, 2003

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions within the preceding six (6) years.

         "NET CASH PROCEEDS" means the aggregate cash proceeds received by the Borrower and its Subsidiaries in respect of any Asset Disposition, Equity Issuance or Debt Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by the Borrower and its Subsidiaries in any Asset Disposition, Equity Issuance or Debt Issuance.

         "NOTES" means the Revolving Notes and the Swingline Note.

         "NOTICE OF BORROWING" has the meaning assigned thereto in Section 2.2(a) and Section 2.6(a).

         "NOTICE OF CONVERSION/CONTINUATION" has the meaning assigned thereto in
Section 3.2.

         "OBLIGATIONS" means the Loans, any other loans and advances or extensions of credit made or to be made by any Lender to the Borrower pursuant to this Credit Agreement, together with interest thereon (including interest which would be payable as post-petition interest in connection with any bankruptcy or similar proceeding), the LOC Obligations and all indebtedness, fees, liabilities and obligations which may at any time be owing by the Borrower to any Lender (including the Issuing Lender) in each case pursuant to this Credit Agreement or any other Credit Document, whether now in existence or incurred by the Borrower from time to time hereafter, whether unsecured or secured by pledge, Lien upon or security interest in any of the Credit Parties' assets or property or the assets or property of any other Person, whether such indebtedness is absolute or contingent, joint or several, matured or unmatured, direct or indirect and whether the Borrower is liable to such Lender for such indebtedness as principal, surety, endorser, guarantor or otherwise. Obligations shall also include any other indebtedness owing to any Lender by the Borrower under this Credit Agreement and the other Credit Documents, the Borrower's liability to any Lender pursuant to this Credit Agreement as maker or endorser of any promissory note or other instrument for the payment of money, the Borrower's liability to any Lender pursuant to this Credit Agreement or any other Credit Document under any instrument of guaranty or indemnity, or arising under any guaranty, endorsement or undertaking which any Lender may make or issue to others for the Borrower's account pursuant to this Credit Agreement, and all liabilities and obligations owing from the Borrower to any Lender, or any affiliate of a Lender, arising under Hedging Agreements entered into for the purpose of hedging interest rate risk under this Credit Agreement and the other Credit Documents.

         "OFFICER'S COMPLIANCE CERTIFICATE" has the meaning assigned thereto in
Section 7.2.

         "OPERATING LEASE" means, as applied to any Person, any lease (including, without limitation, leases which may be terminated by the lessee at any time) of any property (whether real, personal or mixed) which is not a Capital Lease other than any such lease in which that Person is the lessor.

         "OTHER TAXES" has the meaning assigned thereto in Section 3.8(c).

         "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

         "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or
Section 412 of the Code and which (a) is maintained for employees of the Borrower or any ERISA Affiliates or (b) has at any time within the preceding six
(6) years been maintained for the employees of the Borrower or any of its current or former ERISA Affiliates.

         "PERMITTED LIENS" has the meaning assigned thereto in Section 10.2.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof specifically listed herein.

         "PLEDGE AGREEMENT" means the Pledge Agreement dated as of the date hereof entered into by the Credit Parties in favor of the Collateral Agent, as amended, modified or otherwise supplemented from time to time.

         "PRIME RATE" means, at any time, the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in Charlotte, North Carolina. The parties hereto acknowledge that the rate so announced by the Agent as its Prime Rate is an index or base rate and shall not necessarily be the lowest or best rate charged to its customers or other banks.

         "PURCHASE MONEY DEBT" means any Debt incurred by a Person for all or any part of the deferred purchase price of property or services acquired by such Person (including obligations in respect of Capital Leases).

         "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "REPORTABLE EVENT" means any reportable event as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to an Employee Benefit Plan.

         "REQUIRED LENDERS" means, at any time, Lenders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding in the aggregate at least 51% of (i) the Revolving Commitments (and participation interests therein) or (ii) if the Commitments have been terminated, the outstanding Loans, LOC Obligations and participation interests.

         "RESTRICTED PAYMENT" means (a) any cash dividend or other cash distribution, direct or indirect, on account of any ownership interest or shares of any class of Capital Stock of the Borrower or any of its Subsidiaries, as the case may be, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any ownership interest or shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding by the Borrower or any of its Subsidiaries, as the case may be, except for any redemption, retirement, sinking funds or similar payment payable solely in such shares of that class of stock or in any class of stock junior to that class, (c) any cash payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any ownership interest or shares of any class of Capital Stock of the Borrower or any of its Subsidiaries now or hereafter outstanding, or (d) any payment to any Affiliate of the Borrower except to the extent expressly permitted in this Agreement.

         "REVOLVING COMMITMENT" means, with respect to each Lender, the commitment of such Lender in an aggregate principal amount at any time outstanding of up to such Lender's Revolving Commitment Percentage of the Revolving Committed Amount to make Revolving Loans in accordance with the provisions of Section 2.1.

         "REVOLVING COMMITMENT PERCENTAGE" means, for any Lender, the percentage identified as its Revolving Commitment Percentage on SCHEDULE 1.1A, as such percentage may be modified in connection with any assignment made in accordance with the provisions of Section 13.8.

         "REVOLVING COMMITTED AMOUNT" means the aggregate revolving credit line extended by the Lenders to the Borrower for Revolving Loans pursuant to and in accordance with the terms of this Credit Agreement, in an amount up to $30,000,000, as such revolving credit line may be increased or reduced from time to time in accordance with Sections 2.11.

         "REVOLVING LOANS" means the revolving credit loans made by the Lender to the Borrower pursuant to Section 2.1.

         "REVOLVING NOTES" means the promissory notes of the Borrower in favor of each of the Lenders evidencing the Revolving Loans provided pursuant to
Section 2.1, individually or collectively, as appropriate, as such promissory notes may be amended, modified, restated, supplemented, extended, renewed or replaced from time to time.

         "SECURITY AGREEMENT" means the Security Agreement dated as of the date hereof entered into by the Credit Parties in favor of the Collateral Agent, as amended, modified or otherwise supplemented from time to time.

         "SOLVENT" means, as to the Borrower and its Subsidiaries at any date of determination, that the Borrower and its Subsidiaries, taken as a whole, (a) have capital sufficient to carry on their business and transactions and all business and transactions in which they engage and are able to pay their debts as they mature, (b) own property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay their probable liabilities (including contingencies) and (c) do not have debts or liabilities beyond their ability to pay such debts or liabilities as they mature.

         "SUBSIDIARY" means as to any Person, any other Person of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such other Person is at the time, directly or indirectly, owned by or the management is otherwise controlled by such first Person (irrespective of whether, at the time, capital stock or other ownership interests of such other Person shall have or might have voting power by reason of the happening of any contingency).

         "SWEEP PLUS ARRANGEMENT" means the Sweep Plus Loan/Investment Services Description attached hereto as SCHEDULE 1.1B or any similar arrangement between the Borrower and the Swingline Lender by which Swingline Loans may be advanced and deposited from time to time into a specified account with the Swingline Lender and which deposits may be applied to repay the Swingline Loans outstanding hereunder.

         "SWINGLINE COMMITMENT" means the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount and the commitment of the Lenders to purchase participation interests in the Swingline Loans up to their respective Revolving Commitment Percentage as provided in Section 2.7(b), as such amounts may be reduced from time to time in accordance with the provisions hereof.

         "SWINGLINE COMMITTED AMOUNT" means $5,000,000.

         "SWINGLINE LENDER" means First Union National Bank.

         "SWINGLINE LOAN" means a swingline revolving loan made by the Swingline Lender pursuant to the provisions of Section 2.5.

         "TAXES" shall have the meaning assigned thereto in Section 3.8(a).

         "TERMINATION DATE" means the earliest of the dates referred to in
Section 2.12.

         "UNUSED REVOLVING COMMITTED AMOUNT" means, for any period, the amount by which (a) the then applicable Revolving Committed Amount exceeds (b) the daily average for such period of the outstanding aggregate principal amount of all Revolving Loans.

         "WHOLLY-OWNED" means, with respect to a Subsidiary, a Subsidiary in which all of the shares of Capital Stock are owned or controlled, directly or indirectly, by the Borrower and/or one or more of its Wholly-Owned Subsidiaries.

         SECTION 6.2      ACCOUNTING TERMS AND DETERMINATIONS

         Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1; PROVIDED, HOWEVER, if (a) the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Agent or the Required Lenders shall so object in writing within 60 days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Borrower to the Lenders as to which no such objection shall have been made.

         SECTION 6.3       OTHER DEFINITIONAL TERMS.

         Terms not otherwise defined herein which are defined in the Uniform Commercial Code as in effect in the State of Florida (the "Code") shall have the meanings given them in the Code. All capitalized terms defined in this Credit Agreement shall have the defined meanings when used in this Credit Agreement, the Notes and the other Credit Documents or any certificate, report or other document made or delivered pursuant to this Credit Agreement. Unless otherwise specified, references to any times herein shall refer to Eastern Standard time or, if then in effect, Eastern Daylight time.

                                   ARTICLE VII
                                 CREDIT FACILITY

         SECTION 7.1       REVOLVING LOANS.

         (a) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth herein, each Lender agrees to make Revolving Loans to the Borrower from time to time from the Closing Date through but not including the Termination Date as requested by the Borrower in accordance with the terms of Section 2.2; PROVIDED, that the sum of the aggregate principal amount of all outstanding Revolving Loans (after giving effect to any amount requested) plus the aggregate principal amount of all outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Loans hereunder until the Termination Date.

         (b) No Lender shall be obligated at any time to make available to the Borrower its Revolving Commitment Percentage of any requested Revolving Loan if such amount plus its Revolving Commitment Percentage of all Revolving Loans plus its LOC Commitment Percentage of LOC Obligations then outstanding would exceed such Lender's Revolving Commitment at such time. The aggregate balance of Revolving Loans outstanding shall not at any time exceed the Revolving Committed Amount.

         SECTION 7.2       PROCEDURE FOR ADVANCES OF REVOLVING LOANS.

         (a)      REQUESTS FOR BORROWING.

         (i) Each request for borrowings hereunder shall be made by notice in the form attached hereto as EXHIBIT C from the Borrower to the Agent (the "Notice of Borrowing"), given not later than 11:00 a.m. (A) on the Business Day on which the proposed borrowing is requested to be made for Revolving Loans that will be Base Rate Loans and (B) three Business Days prior to the date of the requested borrowing of Revolving Loans that will be LIBOR Loans; PROVIDED, HOWEVER, that no LIBOR Loans shall be available to the Borrower until the third Business Day after the Closing Date. Each Notice of Borrowing shall be given by either telecopy, telex or cable setting forth (1) the requested date of such borrowing, (2) the aggregate amount of such requested borrowing, (3) whether such Revolving Loans will be Base Rate Loans or LIBOR Loans, and if appropriate, the applicable Interest Period and (4) certification by the Borrower that it has complied in all respects with
         ARTICLE V, all of which shall be specified in such manner as is necessary to comply with all limitations on Revolving Loans outstanding hereunder. Each Notice of Borrowing shall be irrevocable by and binding on the Borrower. Each Loan shall be in a minimum principal amount of $500,000 and integral multiples of $250,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less); PROVIDED that no more than 5 LIBOR Loans shall be outstanding hereunder at any one time. Revolving Loans may be repaid and reborrowed in accordance with the provisions hereof.

                  The Agent shall give to each Lender prompt notice (but in no event later than 1:30 P.M. on the date of the Agent's receipt of notice from the Borrower) of each Notice of Borrowing by telecopy, telex or cable (other than any Notice of Borrowing which will be funded by the Agent in accordance with subsection (d)(ii) below). No later than 3:00 P.M. on the date on which a borrowing is requested to be made pursuant to the applicable Notice of Borrowing, each Lender will make available to the Agent at the address of the Agent set forth in Section 13.1, in immediately available funds, its Revolving Commitment Percentage of such borrowing requested to be made. Unless the Agent shall have been notified by any Lender prior to the date of borrowing that such Lender does not intend to make available to the Agent its portion of the borrowing to be made on such date, the Agent may assume that such Lender will make such amount available to the Agent on such date of borrowing and the Agent may, in reliance upon such assumption, make available the amount of the borrowing to be provided by such Lender. Upon fulfillment of the conditions set forth in ARTICLE V for such borrowing, the Agent will make such funds available to the Borrower at the account specified by the Borrower in such Notice of Borrowing.

                  (ii) If the amounts described in subsection (a)(i) of this
         Section 2.2 are not in fact made available to the Agent by a Lender (such Lender being hereinafter referred to as a "Defaulting Lender") and the Agent has made such amount available to the Borrower, the Agent shall be entitled to recover such corresponding amount on demand from such Defaulting Lender. If such Defaulting Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrower and the Borrower shall immediately (but in no event later than five Business Days after such demand) pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from such Defaulting Lender and the Borrower, (A) interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to either (1) if paid by such Defaulting Lender, the overnight Federal Funds Rate or (2) if paid by the Borrower, the then applicable rate of interest, calculated in accordance with Section 3.1, PLUS (B) in each case, an amount equal to any costs (including legal expenses) and losses incurred as a result of the failure of such Defaulting Lender to provide such amount as provided in this Credit Agreement. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Borrower may have against any Lender as a result of any default by such Lender hereunder, including, without limitation, the right of the Borrower to seek reimbursement from any Defaulting Lender for any amounts paid by the Borrower under clause (B) above on account of such Defaulting Lender's default.

                  (iii) The failure of any Lender to make the Revolving Loan to be made by it as part of any borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Revolving Loan on the date of such borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Revolving Loan to be made by such other Lender on the date of any borrowing.

                  (iv) Each Lender shall be entitled to earn interest at the then applicable rate of interest, calculated in accordance with ARTICLE III, on outstanding Revolving Loans which it has funded to the Agent from the date such Lender funded such Revolving Loan to, but excluding, the date on which such Lender is repaid with respect to such Revolving Loan.

         SECTION 7.3       REPAYMENT OF REVOLVING LOANS.

         The Borrower shall repay the outstanding principal amount of all Revolving Loans on the Termination Date, if not sooner repaid, together with (i) all accrued but unpaid interest thereon to but not including the date of repayment, and (ii) all other amounts due under the Credit Documents.

         SECTION 7.4       REVOLVING NOTE.

         The Revolving Loans and the obligation of the Borrower to repay such Revolving Loans, together with interest and all other fees, charges and other amounts due thereon or in connection therewith, shall be evidenced by the Revolving Note which shall be substantially in the form attached as EXHIBIT B-1.

         SECTION 7.5       SWINGLINE LOAN SUBFACILITY.

         (a) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time from the Closing Date through but not including the Termination Date as requested by the Borrower in accordance with the terms of Section 2.6; PROVIDED, that (i) the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) shall not exceed the Swingline Committed Amount and (ii) the aggregate principal amount of all outstanding Revolving Loans plus the aggregate principal amount of all outstanding Swingline Loans (after giving effect to any amount requested) plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Swingline Loans hereunder until the Termination Date.

         (b) The Swingline Lender shall not be obligated at any time to make available to the Borrower any Swingline Loan if the amount of such Loan plus the outstanding amount of all Revolving Loans advanced by such Lender plus such Lender's LOC Commitment Percentage of LOC Obligations would exceed such Lender's Revolving Commitment at such time. The aggregate balance of Swingline Loans outstanding shall not at any time exceed the Swingline Committed Amount.

         SECTION 7.6       PROCEDURE FOR ADVANCES OF SWINGLINE LOANS.

         (a) Except as set forth in subsection (b) below, each request for borrowings hereunder shall be made by notice in the form attached hereto as EXHIBIT C from the Borrower to the Agent

(the "Notice of Borrowing"), given not later than 11:00 a.m. on the Business Day on which the proposed borrowing is requested to be made. Each Notice of Borrowing shall be given by either telecopy, telex or cable setting forth (1) the requested date of such borrowing, (2) the aggregate amount of such requested borrowing, (3) whether such Swingline Loans will be Base Rate Loans or LIBOR Market Index Swingline Loans and (4) certification by the Borrower that it has complied in all respects with ARTICLE V, all of which shall be specified in such manner as is necessary to comply with all limitations on Swingline Loans outstanding hereunder. Each Notice of Borrowing shall be irrevocable by and binding on the Borrower. Each Swingline Loan requested pursuant to this subsection (a) shall be in a minimum principal amount of $50,000 and integral multiples of $50,000 in excess thereof (or the remaining amount of the Revolving Committed Amount, if less). Swingline Loans may be repaid and reborrowed in accordance with the provisions hereof.

         (b) Borrowings of Swingline Loans hereunder may be made from time to time into a specified demand deposit account with the Swingline Lender pursuant to the Sweep Plus Arrangement. Each such borrowing shall be deemed a reaffirmation by the Borrower that the representations and warranties set forth in ARTICLE VI are true and correct in all material respects as of the date of such borrowing. Unless otherwise specified to the Swingline Lender by the Borrower in writing, all Swingline Loans made pursuant to this subsection (b) shall consist of LIBOR Market Index Swingline Loans. Each Swingline Loan requested pursuant to this subsection (b) shall be in such minimum amounts, if any, provided in the Sweep Plus Arrangement.

         SECTION 7.7       REPAYMENT OF SWINGLINE LOANS.

         (a) Unless repaid sooner in accordance with the Sweep Plus Arrangement, the principal amount of all Swingline Loans shall be due and payable in full on the earlier of (i) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Loan (which maturity date shall not be a date more than 30 Business Days from the date of advance thereof) or (ii) the Termination Date. The Borrower shall repay the outstanding principal amount of all Swingline Loans on the Termination Date, if not sooner repaid, together with (i) all accrued but unpaid interest thereon to but not including the date of repayment, and (ii) all other amounts due under the Credit Documents.

         (b) The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; PROVIDED, HOWEVER, that any such demand shall be deemed to have been given one Business Day prior to the Termination Date and on the date of the occurrence of any Event of Default described in Section 11.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 11.2. Each Lender hereby irrevocably agrees to make its pro rata share of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence NOTWITHSTANDING (I) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (II) whether any conditions specified in Section 5.2 are then satisfied, (III) whether a Default or an Event of Default then exists, (IV) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (V) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (VI) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the U.S. Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such participation interests in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Revolving Commitment Percentage of the Revolving Committed Amount (determined before giving effect to any termination of the Commitments pursuant to Section 2.11), PROVIDED that (A) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation interest is funded and (B) at the time any purchase of participation interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of Section 3.1(d), interest on the principal amount of participation interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such participation interests, at the rate equal to the Federal Funds Rate.

         SECTION 7.8       SWINGLINE NOTE.

         The Swingline Loans and the obligation of the Borrower to repay such Swingline Loans, together with interest and all other fees, charges and other amounts due thereon or in connection therewith, shall be evidenced by the Swingline Note which shall be substantially in the form attached as EXHIBIT B-2.

         SECTION 7.9       LETTER OF CREDIT SUBFACILITY.

                  (a) ISSUANCE. Subject to the terms and conditions hereof and of the LOC Documents, if any, and any other terms and conditions which the Issuing Lender may reasonably require, from [June __, 2000] through but not including the Termination Date, the Issuing Lender shall issue, and the Lenders shall participate in, Letters of Credit for the account of the Borrower from time to time upon request in a form acceptable to the Issuing Lender; PROVIDED, HOWEVER, that (i) the aggregate amount of LOC Obligations shall not at any time exceed the LOC Committed Amount,
         (ii) the sum of the aggregate amount of Revolving Loans PLUS Swingline Loans PLUS LOC Obligations shall not at any time exceed the aggregate Revolving Committed Amount then in effect, (iii) all Letters of Credit shall be denominated in Dollars and (iv) Letters of Credit shall be issued for the purpose of supporting tax-advantaged variable rate demand note financing and for other lawful corporate purposes and may be issued as standby letters of credit, including in connection with workers' compensation and other insurance programs, and trade letters of credit. Except as otherwise expressly agreed upon by all the Lenders, no Letter of Credit shall have an original expiry date more than twelve (12) months from the date of issuance; PROVIDED, HOWEVER, that no Letter of Credit, as originally issued or as extended, shall have an expiry date extending beyond the Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance and expiry date of each Letter of Credit shall be a Business Day. Any Letters of Credit issued hereunder shall be in a minimum original face amount of $100,000.

                  (b) NOTICE AND REPORTS. The request for the issuance of a Letter of Credit shall be submitted to the Issuing Lender at least three (3) Business Days prior to the requested date of issuance. The Issuing Lender will promptly upon request provide to the Agent for dissemination to the Lenders a detailed report specifying the Letters of Credit which are then issued and outstanding and any activity with respect thereto which may have occurred since the date of any prior report, and including therein, among other things, the account party, the beneficiary, the face amount, expiry date as well as any payments or expirations which may have occurred. The Issuing Lender will further provide to the Agent promptly upon request copies of the Letters of Credit. The Issuing Lender will provide to the Agent promptly upon request a summary report of the nature and extent of LOC Obligations then outstanding.

                  (c) PARTICIPATIONS. Each Lender upon issuance of a Letter of Credit shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder and any collateral relating thereto, in each case in an amount equal to its LOC Commitment Percentage of the obligations under such Letter of Credit and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its LOC Commitment Percentage of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any LOC Document, each such Lender shall pay to the Issuing Lender its LOC Commitment Percentage of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided. Each Existing Letter of Credit shall be deemed for all purposes of this Agreement and the other Credit Documents to be a Letter of Credit.

                  (d) REIMBURSEMENT. In the event of any drawing under any Letter of Credit, the Issuing Lender will promptly notify the Borrower and the Agent. The Borrower shall reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Swingline Loan or Revolving Loan obtained hereunder or otherwise) in same day funds as provided herein or in the LOC Documents. If the Borrower shall fail to reimburse the Issuing Lender as provided herein, the unreimbursed amount of such drawing shall bear interest at the Default Rate. Unless the Borrower shall immediately notify the Issuing Lender and the Agent of its intent to otherwise reimburse the Issuing Lender, the Borrower shall be deemed to have requested a Revolving Loan in the amount of the drawing as provided in subsection (e) hereof, the proceeds of which will be used to satisfy the reimbursement obligations. The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of set-off, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including without limitation any defense based on any failure of the Borrower to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the other Lenders of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's LOC Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time), otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two (2) Business Days of the date of drawing, the Federal Funds Rate and thereafter at a rate equal to the Base Rate PLUS the Applicable Margin. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the Obligations hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever.

                  (e) REPAYMENT WITH REVOLVING LOANS. On any day on which the Borrower shall have requested, or been deemed to have requested a Revolving Loan to reimburse a drawing under a Letter of Credit, the Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested in connection with a drawing under a Letter of Credit, in which case a Revolving Loan borrowing comprised entirely of Base Rate Loans (each such borrowing, a "MANDATORY BORROWING") shall be immediately made (without giving effect to any termination of the Commitments pursuant to Section 11.2) PRO RATA based on each Lender's respective Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to
         Section 11.2) and in the case of both clauses (i) and (ii) the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each Lender hereby irrevocably agrees to make such Revolving Loans immediately upon any

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

         such request or deemed request on account of each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the same such date NOTWITHSTANDING (i) the amount of Mandatory Borrowing may not comply with the minimum amount for borrowings of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required in Section 2.2(a)(i), (v) the date of such Mandatory Borrowing, or (vi) any reduction in the Revolving Committed Amount after any such Letter of Credit may have been drawn upon; PROVIDED, HOWEVER, that in the event any such Mandatory Borrowing should be less than the minimum amount for borrowings of Revolving Loans otherwise provided in Section 2.2(a)(i), the Borrower shall pay to the Agent for its own account an administrative fee of $500. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under federal bankruptcy laws with respect to the Borrower), then each such Lender hereby agrees that it shall forthwith fund (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) its participation interests in the outstanding LOC Obligations; PROVIDED, FURTHER, that in the event any Lender shall fail to fund its Participation Interest on the day the Mandatory Borrowing would otherwise have occurred, then the amount of such Lender's unfunded participation interest therein shall bear interest payable to the Issuing Lender upon demand, at the rate equal to, if paid within two (2) Business Days of such date, the Federal Funds Rate, and thereafter at a rate equal to the Base Rate PLUS the Applicable Margin.

                  (f) MODIFICATION, EXTENSION. The issuance of any supplement, modification, amendment, renewal, or extension to any Letter of Credit shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

                  (g) UNIFORM CUSTOMS AND PRACTICES. The Issuing Lender shall have the Letters of Credit be subject to The Uniform Customs and Practice for Documentary Credits (the "UCP") or the International Standby Practices 1998 (the "ISP98"), in either case as published as of the date of issue by the International Chamber of Commerce, in which case the UCP or the ISP98, as applicable, may be incorporated therein and deemed in all respects to be a part thereof.

                  (h) The Borrower hereby agrees to protect, indemnify, pay and save the Issuing Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) that the Issuing Lender may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit or (ii) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "GOVERNMENT Acts").

                  (i) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Letter of Credit to comply fully with conditions required in order to draw upon a Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms;
         (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (vii) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

                  (j) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith (except in the case of gross negligence or willful misconduct), shall not put such Issuing Lender under any resulting liability to the Borrower. It is the intention of the parties that this Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (except for the gross negligence or willful misconduct of the Issuing Lender), including, without limitation, any and all risks of the acts or omissions, whether rightful or wrongful, of any Government Authority. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

                  (k) Nothing in this Section 2.9 is intended to limit the reimbursement obligation of the Borrower contained in Section 2.9(d) hereof. The obligations of the Borrower under this Section 2.9 shall survive the termination of this Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Agreement.

                  (l) Notwithstanding anything to the contrary contained in this
         Section 2.9, the Borrower shall have no obligation to indemnify any Issuing Lender in respect of any liability incurred by such Issuing Lender arising out of the gross negligence or willful misconduct of the Issuing Lender (including action not taken by an Issuing Lender), as determined by a court of competent jurisdiction.

         SECTION 7.10     PREPAYMENTS OF THE LOANS.

         (a) VOLUNTARY PREPAYMENTS. The Loans may be prepaid in whole or in part without premium or penalty, except as provided in Section 3.6. Each prepayment of Revolving Loans shall be in a minimum principal amount of $500,000, and in integral multiples of $250,000. Each prepayment of Swingline Loans shall be in a minimum principal amount of $100,000, and integral multiples of $50,000, PROVIDED that in the case of Swingline Loans made pursuant to the Sweep Plus Arrangement, prepayments shall be in such minimum amounts, if any, provided by the Sweep Plus Arrangement.

         (b)      MANDATORY PREPAYMENTS.

                           (i) If at any time the sum of the aggregate principal
                  amount of outstanding Revolving Loans outstanding PLUS the aggregate principal amount of outstanding Swingline Loans outstanding PLUS outstanding LOC Obligations shall exceed the Revolving Committed Amount, the Borrower shall immediately prepay the outstanding principal balance on the Revolving Loans and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations, in an amount sufficient to eliminate such excess.

                           (ii) If at any time the sum of the aggregate
                  principal amount of outstanding Swingline Loans outstanding shall exceed the Swingline Committed Amount, the Borrower shall immediately prepay the outstanding principal balance on the Swingline Loans in an amount sufficient to eliminate such excess.

                           (iii) ASSET DISPOSITIONS. Immediately upon the
                  occurrence of any Asset Disposition, the Borrower shall prepay the Revolving Loans in an aggregate amount equal to the Net Cash Proceeds of such Asset Disposition (such prepayment to be applied as set forth in clause (vi) below).

                           (iv) DEBT ISSUANCES. Immediately upon receipt by the
                  Borrower or any of its Subsidiaries of proceeds from any Debt Issuance, the Borrower shall prepay the Revolving Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Debt Issuance to the Lenders (such prepayment to be applied as set forth in clause (vi) below).

                           (v) ISSUANCES OF EQUITY. Immediately upon receipt by
                  the Borrower or any of its Subsidiaries of proceeds from any Equity Issuance, the Borrower shall prepay the Revolving Loans in an aggregate amount equal to 100% of the Net Cash Proceeds of such Equity Issuance to the Lenders (such prepayment to be applied as set forth in clause (vi) below).

                           (vi) APPLICATION OF MANDATORY PREPAYMENTS.
                  Prepayments with respect to Revolving Loans shall be applied first to Base Rate Loans and then to LIBOR Loans in direct order of Interest Period maturities and (after all Revolving Loans have been repaid) cash collateralize the LOC Obligations. Prepayments with respect to Swingline Loans shall be applied first to Base Rate Loans and then to Swingline Loans bearing interest at the LIBOR Market Index Rate. All prepayments under this Section 2.9(b) shall be subject to
                  Section 3.6.

         SECTION 7.11      TERMINATION AND REDUCTION OF REVOLVING COMMITMENTS.

                  (a) VOLUNTARY REDUCTIONS. The Revolving Commitments may be terminated or permanently reduced in whole or in part by the Borrower upon five (5) Business Days' prior written notice to the Agent, PROVIDED that (i) after giving effect to any voluntary reduction, the sum of the aggregate amount of outstanding Loans plus outstanding LOC Obligations shall not exceed the aggregate Revolving Committed Amount, as reduced, and (ii) partial reductions shall be in a minimum principal amount of $2,500,000, and in integral multiples thereof. The Agent shall promptly notify each affected Lender of receipt by the Agent of any notice from the Borrower pursuant to this Section.

                  (b) GENERAL. The Borrower shall pay to the Agent for the account of the Lenders in accordance with the terms of Section 3.3(b), on the date of each termination or reduction of the Revolving Committed Amount, the Commitment Fee accrued through the date of such termination or reduction on the amount of the Revolving Committed Amount so terminated or reduced.

                  (c)      INCREASE OF REVOLVING COMMITTED AMOUNT.

                           The Borrower shall have the right upon at least fifteen (15) Business Days' prior written notice to the Agent to increase the Revolving Committed Amount by up to $15,000,000, in a single increase, at any time on or after [June __, 2000] but prior to December 29, 2000, SUBJECT, HOWEVER, in any such case, to satisfaction of the following conditions precedent:

                           (i) no Default or Event of Default has occurred and
                   is continuing on the date on which such Revolving Committed Amount increase is to become effective;

                           (ii) the representations and warranties set forth in
                  Article VI of this Credit Agreement shall be true and correct in all material respects on and as of the date on which such Revolving Committed Amount increase is to become effective;

                           (iii) on or before the date on which such Revolving
                  Committed Amount increase is to become effective, the Agent shall have received, for its own account, the mutually acceptable fees and expenses required by separate agreement of the Borrower and the Agent to be paid in connection with such increase;

                           (iv) such Revolving Committed Amount increase shall
                   be an integral multiple of $1,000,000 and shall in no event be less than $5,000,000; and

                           (v) such requested Revolving Committed Amount
                  increase shall be effective on such date only to the extent that, on or before such date, (A) the Agent shall have received and accepted a corresponding amount of additional Commitment(s) pursuant to a commitment letter(s) acceptable to the Agent from one or more Lenders acceptable to the Agent and, with respect to any Lender that is not at such time a Lender hereunder, the Borrower and (B) each such Lender has executed an agreement in the form of EXHIBIT 2.11 hereto, accepted in writing therein by the Agent and, with respect to any Lender that is not at such time a Lender hereunder, the Borrower.

         SECTION 7.12      TERMINATION DATE.

         The Revolving Commitment shall terminate on the earliest of (i) the Maturity Date, (ii) the date of permanent reduction of the Revolving Commitment in whole by the Borrower pursuant to Section 2.11, and (iii) the date of termination by the Agent at the request of the Required Lenders pursuant to
Section 11.2(a) (the "Termination Date").

         SECTION 7.13      USE OF PROCEEDS.

         The Borrower shall use the proceeds of the Loans for working capital, capital expenditures and for other general corporate purposes, including acquisitions permitted hereunder. The Letters of Credit shall be used for the purposes described in Section 2.9(a).

                                  ARTICLE VIII
                             GENERAL LOAN PROVISIONS

         SECTION 8.1       INTEREST.

         (a) INTEREST RATE OPTIONS. Subject to the provisions of this Section 3.1, at the election of the Borrower in accordance with ARTICLE II, (i) the unpaid principal balance of any Revolving Loan shall bear interest at (A) the Base Rate PLUS the Applicable Margin or (B) the Adjusted LIBOR Rate PLUS the Applicable Margin and (ii) the unpaid balance of any Swingline Loan shall bear interest at the (A) Base Rate PLUS the Applicable Margin or (B) the LIBOR Market Index Rate PLUS the Applicable Margin. Any Revolving Loan as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan. Except as set forth in Section 2.6 (b), any Swingline Loan as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

         (b)      INTEREST PERIODS.

                  (i) In connection with each LIBOR Loan, the Borrower, by giving notice at the times described in Sections 2.2 and 3.2, shall elect an interest period (each, an "Interest Period") to be applicable to such Loan, which Interest Period shall be a period of one (1) month, three (3) months or six (6) months; PROVIDED that:

                           (A) each Interest Period shall commence on the date
                  of advance of or conversion to any LIBOR Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the next preceding Interest Period expires;

                           (B) if any Interest Period would otherwise expire on
                  a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, that if any Interest Period would otherwise expire an a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                           (C) any Interest Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period; and

                           (D) no Interest Period shall extend beyond the
                  Termination Date and there shall be no more than 5 different Interest Periods in effect at any time.

         (c) DEFAULT RATE. Upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request LIBOR Loans, (ii) all outstanding LIBOR Loans shall bear interest at a rate per annum two percent (2%) in excess of the rate then applicable to LIBOR Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans,
(iii) all outstanding Base Rate Loans and LIBOR Market Index Swingline Loans shall bear interest at a rate per annum equal to two percent (2%) in excess of the rate then applicable to Base Rate Loans and (iv) the Letter of Credit Fees shall be increased by two percent (2%) above the then applicable Applicable Margin. To the extent permitted by law, interest shall continue to accrue on the Notes after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

         (d) INTEREST PAYMENT AND COMPUTATION. Subject to the provisions of
Section 3.1(c), interest on the Revolving Loans shall be payable (i) for Base Rate Loans, quarterly in arrears as of the end of each calendar quarter and (ii) for LIBOR Loans, on the last day of the applicable Interest Period (and with respect to any LIBOR Loan with an Interest Period of 6 months, on the date 3 months after the making of such LIBOR Loan and on the last day of the applicable Interest Period). Subject to the provisions of Section 3.1(c), interest on the Swingline Loans shall be payable (i) on the maturity date agreed to by the Swingline Lender pursuant to Section 2.7(a) with respect to such Loan and (ii) with respect to Swingline Loans made pursuant to the Sweep Plus Arrangement, in accordance with the Sweep Plus Arrangement. The interest rates hereunder for all LIBOR Loans and LIBOR Market Index Swingline Loans shall be calculated based on a 360 day year for the actual number of days elapsed, and the interest rates hereunder for Base Rate Loans shall be calculated based on a 365\366 day year for the actual number of days elapsed.

         (e) MAXIMUM RATE. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that any Lender has charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and such Lender shall, at its option, promptly refund to the Borrower any interest received by such Lender in excess of the maximum lawful rate or apply such excess to the principal balance of the Obligations. It is the intent hereof that the Borrower not pay or contract to pay, and that the Lenders not receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

         SECTION 8.2       NOTICE AND MANNER OF CONVERSION OR CONTINUATION OF
LOANS.

         The Borrower shall have the option to (a) convert at any time all or any portion of its outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $1,000,000 or any whole multiple of $250,000 in excess thereof into one or more LIBOR Loans (so long as there are no more than 5 LIBOR Loans outstanding at any one time), or (b) upon the expiration of any Interest Period, (i) convert all or any part of such outstanding LIBOR Loans into Base Rate Loans or (ii) continue such LIBOR Loans as LIBOR Loans; PROVIDED, that no outstanding Loan may be continued as, or converted into, a LIBOR Loan when any Event of Default has occurred and is continuing. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Agent irrevocable prior written notice in the form attached as EXHIBIT D (a "Notice of Conversion/Continuation") not later than 11:00 a.m. on the same Business Day as, in the case of a Loan being converted into or continued as a Base Rate Loan, and three (3) Business Days before, in the case of a Loan being converted into or continued as a LIBOR Loan, the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued and the amount thereof, (B) in the case of any LIBOR Loans to be converted or continued, the last day of the Interest Period therefor and the Interest Period to be applicable to the converted or continued Loans and (C) the effective date of the conversion or continuation (which shall be a Business Day). The Agent shall give each Lender notice as promptly as practicable of any such proposed extension or conversion affecting any Revolving Loan.

         SECTION 8.3       FEES.

         (a) The Borrower shall pay to the Agent all fees payable to the Agent on the Closing Date and from time to time thereafter.

         (b) In consideration of the Revolving Commitments of the Lenders hereunder, the Borrower agrees to pay to the Agent for the account of each Lender a fee (the "COMMITMENT FEE") on the Unused Revolving Committed Amount computed at a per annum rate (based on a year of 360 days) for each day during the applicable Commitment Fee Calculation Period (hereinafter defined) at a rate equal to the Applicable Margin in effect from time to time. The Commitment Fee shall commence to accrue on the Closing Date and shall be due and payable in arrears on the last business day of each March, June, September and December (and any date that the Revolving Committed Amount is reduced as provided in Section 2.11, or the Maturity Date) for the immediately preceding quarter (or portion thereof) (each such quarter or portion thereof for which the Commitment Fee is payable hereunder being herein referred to as an "COMMITMENT FEE CALCULATION PERIOD"), beginning with the first of such dates to occur after the Closing Date. For purposes of computation of the Commitment Fee, Swingline Loans shall not be counted toward or considered usage under the Revolving Committed Amount.

         (c) LETTER OF CREDIT FEES. In consideration of the LOC Commitments, the Borrower agrees to pay to the Issuing Lender a fee (the "LETTER OF CREDIT FEE") equal to the Applicable Margin per annum (based on a year of 360 days) on the average daily maximum amount available to be drawn under each Letter of Credit from the date of issuance to the date of expiration. In addition to such Letter of Credit Fee, the Issuing Lender may charge, and retain for its own account without sharing by the other Lenders, an additional facing fee of one-fourth of one percent (1/4%) per annum on the average daily maximum amount available to be drawn under each such Letter of Credit issued by it. The Issuing Lender shall promptly pay over to the Agent for the ratable benefit of the Lenders (including the Issuing Lender) the Letter of Credit Fee. The Letter of Credit Fee shall be payable in arrears on the last business day of each March, June, September and December for the immediately preceding quarter.

         (d) ISSUING LENDER FEES. In addition to the Letter of Credit Fees payable pursuant to subsection (c) hereof, the Borrower shall pay to the Issuing Lender for its own account without sharing by the other Lenders the reasonable and customary charges from time to time of the Issuing Lender with respect to the amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letters of Credit (collectively, the "ISSUING LENDER FEES").

         SECTION 8.4       MANNER OF PAYMENT.

         Each payment by the Borrower on account of the principal of or interest on the Loans or of any fee, commission or other amounts payable to the Lenders under this Agreement or the Notes shall be made not later than 2:00 P.M. on the date specified for payment under this Agreement to the Agent at its address referred to in Section 13.1, in Dollars, in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever.

Any payment received after such time but before 5:00 P.M. on such day shall be deemed a payment on such date for the purposes of Section 11.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 5:00 P.M. shall be deemed to have been made on the next succeeding Business Day for all purposes. Subject to Section 3.1(b)(i)(B), if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

         As soon as practicable after the Agent receives payment from the Borrower, the Agent will cause to be distributed like funds relating to the payment of principal, interest, or Fees (other than amounts payable to the Agent to reimburse the Agent or the Issuing Lender for fees and expenses payable solely to it, as the case may be) or expenses payable to the Agent and the Lenders in accordance with Section 13.9, ratably (except in the case of Swingline Loans) to the Lenders, and like funds relating to the payment of any other amounts payable to such Lender, in each case to be distributed and applied in accordance with the terms of Section 3.10; provided that if such payment is received by the Agent prior to 2:00 P.M., the Agent shall use reasonable efforts to distribute funds relating to such payment to the Lenders prior to 4:00 P.M. on the same date.

         SECTION 8.5       CHANGED CIRCUMSTANCES.


         (a) CIRCUMSTANCES AFFECTING LIBOR RATE OR LIBOR MARKET INDEX RATE AVAILABILITY. If prior to the first day of any Interest Period, (i) the Agent shall have determined in good faith (which determination shall be conclusive and binding upon the Borrower absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBOR Rate for such Interest Period, (ii) the Agent has received notice from the Required Lenders that the LIBOR Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their LIBOR Loans during such Interest Period, or (iii) Dollar deposits in the principal amounts of the LIBOR Loans to which such Interest Period is to be applicable are not generally available in the London interbank market, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter, and will also give prompt written notice to the Borrower when such conditions no longer exist. If such notice is given (i) any LIBOR Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (ii) any Revolving Loans that were to have been converted on the first day of such Interest Period to or continued as LIBOR Loans shall be converted to or continued as Base Rate Loans and (iii) each outstanding LIBOR Loan shall be converted, on the last day of the then-current Interest Period thereof, to Base Rate Loans. Until such notice has been withdrawn by the Agent, no further LIBOR Loans shall be made or continued as such, nor shall the Borrower have the right to convert Base Rate Loans to LIBOR Loans.

         Notwithstanding any other provision of this Agreement, if (i) the Swingline Lender shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that, by reason of circumstances affecting the relevant market, reasonable and adequate means do not exist for ascertaining the LIBOR Market Index Rate, or (ii) the Swingline Lender shall reasonably determine (which determination shall be conclusive and binding absent manifest error) that the LIBOR Market Index Rate does not adequately and fairly reflect the cost of funding LIBOR Market Index Swingline Loans, the Swingline Lender shall forthwith give telephone notice of such determination, confirmed in writing, to the Borrower, and thereafter the right to request LIBOR Market Index Swingline Loans shall be suspended until such time as the conditions giving rise to such notice shall no longer exist. In the event LIBOR Market Index Swingline Loans are not available on account of operation of this Section, the Swingline Lender will endeavor to provide an alternative index or reference rate which will provide a similar interest rate based on historical data.

         (b) LAWS AFFECTING LIBOR RATE AVAILABILITY. Notwithstanding any other provision herein, if the adoption of or any change in any law, treaty, rule or regulation or final, non-appealable determination of an arbitrator or a court or other governmental authority or in the interpretation or application thereof occurring after the Closing Date shall make it unlawful for any Lender to make or maintain LIBOR Loans as contemplated by this Credit Agreement, (i) such Lender shall promptly give written notice of such circumstances to the Borrower and the Agent (which notice shall be withdrawn whenever such circumstances no longer exist), (ii) the commitment of such Lender hereunder to make LIBOR Loans, continue LIBOR Loans as such and convert a Base Rate Loan to LIBOR Loans shall forthwith be canceled and, until such time as it shall no longer be unlawful for such Lender to make or maintain LIBOR Loans, such Lender shall then have a commitment only to make a Base Rate Loan when a LIBOR Loan is requested and
(iii) such Lender's Revolving Loans then outstanding as LIBOR Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Revolving Loans or within such earlier period as required by law. If any such conversion of a LIBOR Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 3.5(c).

         (c) INCREASED COSTS. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

                  (i) shall subject any Lender to any tax, duty or other charge with respect to the Notes or any Letter of Credit or any application relating thereto or shall change the basis of taxation of payments to such Lender in respect thereof (except for changes in the rate of tax on the net income of such Lender imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or the Lender's office is located); or

                  (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System but excluding any reserve included in the Adjusted LIBOR Rate Reserve Percentage), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any Lender or shall impose on any Lender or the foreign exchange and interbank markets any other condition affecting the Notes;

and the result of any of the foregoing is to increase the costs to any Lender of maintaining any LIBOR Loan or the Letters of Credit or to reduce the yield or amount of any sum received or receivable by such Lender under this Agreement or under the Notes then such Lender shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by such Lender, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction. Such Lender will promptly notify the Borrower of any event of which it has knowledge which will entitle it to compensation pursuant to this Section 3.5(c); PROVIDED, that such Lender shall incur no liability whatsoever to the Borrower in the event it fails to do so. A certificate of the Lender setting forth the basis for determining such amount or amounts necessary to compensate the Lender shall be forwarded to the Borrower and shall be conclusively presumed to be correct absent manifest error.

         SECTION 8.6       INDEMNITY.

         The Borrower hereby indemnifies the Lenders against any loss or expense which may result directly and primarily from any Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due in connection with a LIBOR Loan, (b) due to any failure of the Borrower to borrow on a date specified therefor in a Notice of Borrowing, Notice of Conversion/Continuation or (c) due to any payment, prepayment or conversion of any LIBOR Loan on a date other than the last day of the Interest Period therefor. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate the Lender shall be forwarded to the Borrower and shall be conclusively presumed to be correct absent manifest error.

         SECTION 8.7       CAPITAL REQUIREMENT.

         If either (a) the introduction of, or any change in, or in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling any Lender as a consequence of, or with reference to the Revolving Commitment of any Lender and other commitments of this type, below the rate which such Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrower by such Lender shall be conclusively presumed to be correct, absent manifest error.

         SECTION 8.8       TAXES.

         (a) PAYMENTS FREE AND CLEAR. Any and all payments by the Borrower hereunder or under the Notes to or for the benefit of any Lender shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto, excluding, in the case of each such Lender and the Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Agent is organized or is or should be qualified to do business or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under the Notes to or for the benefit of any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.8) such Lender or the Agent, as the case may be, receives an amount equal to the amount it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable law and (iv) the Borrower shall deliver to such Lender or the Agent, as the case may be, evidence of such payment to the relevant taxing authority or other authority in the manner provided in Section 3.8(e); PROVIDED, HOWEVER, that the Borrower shall be under no obligation to increase the sum payable to any Lender not organized under the laws of the United States or a state thereof (a "Foreign Lender") by an amount equal to the amount of the United States tax required to be withheld under United States law from the sums paid to such Foreign Lender, if such withholding is caused by the failure of such Foreign Lender to be engaged in the active conduct of a trade or business in the United States or all amounts of interest and fees to be paid to such Foreign Lender hereunder are not effectively connected with such trade or business within the meaning of United States Treasury Regulation 1.1441-4(a).

 .
         (b) Each Foreign Lender agrees that it will deliver to the Borrower and the Agent (i) two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 or successor applicable form(s), as the case may be, and (ii) an Internal Revenue Service Form W-8 or W-9 or successor applicable form(s). Each such Lender also agrees to deliver to the Borrower and the Agent two further copies of the said Form 1001 or 4224 and Form W-8 or W-9, or successor applicable forms or other manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, and such extensions or renewals thereof as may reasonably be requested by the Borrower or the Agent, unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Agent. Such Lender shall certify (A) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Credit Agreement without deduction or withholding of any United States federal income taxes and (B) in the case of a Form W-8 or W-9, that it is entitled to an exemption from United States backup withholding tax.

         (c) STAMP AND OTHER TAXES. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement, the Loans, the other Credit Documents, or the perfection of any rights or security interest in respect thereto (hereinafter referred to as "Other Taxes") .

         (d) INDEMNITY. The Borrower shall indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this
Section 3.8) paid by such Lender or the Agent and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Agent makes written demand therefor.

         (e) EVIDENCE OF PAYMENT. Within thirty (30) days after the date of any payment of Taxes or Other Taxes paid on behalf of the Agent or any Lender, the Borrower shall furnish to the Agent or any such Lender, at its address referred to in Section 13.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Agent or any such Lender.

         (f) SURVIVAL. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.8 shall survive the payment in full of the Obligations and the termination of this Agreement.

         SECTION 8.9       SHARING OF PAYMENTS.

         If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) on account of the Revolving Loans made by it or LOC Obligations in excess of its pro rata share of such payment as provided for in this Credit Agreement, such Lender shall forthwith purchase from the other Lenders such participations in the Revolving Loans made by them or LOC Obligations of such Lenders as shall be necessary to cause such purchasing Lender to share such excess payment with all Lenders in accordance with their respective ratable shares as provided for in this Credit Agreement; PROVIDED, HOWEVER, that if all or any portion of such excess is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect to the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another

Lender pursuant to this Section 3.9 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         SECTION 8.10      PRO RATA TREATMENT.

         Each Revolving Loan, each payment or prepayment of principal of any Revolving Loan, each payment of interest on the Revolving Loans, each payment of the Commitment Fee, each payment of the Letter of Credit Fee, each reduction of the Revolving Commitment and each conversion or extension of any Revolving Loan, shall be allocated pro rata among the Lenders in accordance with the respective principal amounts of their outstanding Revolving Loans; PROVIDED, HOWEVER, that the foregoing fees payable hereunder to the Lenders shall be allocated to each Lender based on such Lender's Revolving Commitment Percentage or LOC Commitment Percentage, as applicable.

                                   ARTICLE IX
                                   [RESERVED]

                                    ARTICLE X
                  CLOSING: CONDITIONS OF CLOSING AND BORROWING

         SECTION 10.1      CONDITIONS TO CLOSING AND INITIAL LOANS.

         The obligation of the Lenders to make any Revolving Loan hereunder is subject to the satisfaction of, or waiver of, prior to or concurrently with the making of such Revolving Loan, the following conditions precedent:

         (a)      EXECUTED CREDIT DOCUMENTS.

         Each Credit Document shall have been duly authorized and executed by the parties thereto, shall be in full force and effect and the Credit Parties shall have delivered or caused to be delivered original counterparts thereof to the Agent.

         (b)      CLOSING CERTIFICATES: ETC.,

                  (i) OFFICER'S CERTIFICATE OF THE BORROWER. The Agent shall have received a certificate from an officer of the Borrower, in form and substance satisfactory to the Lenders, to the effect that (A) to the best of his knowledge, all representations and warranties of the Credit Parties contained in this Agreement and the other Credit Documents are true, correct and complete; (B) the Credit Parties are not in violation of any of the covenants contained in this Agreement and the other Credit Documents; (C) after giving effect to the transactions contemplated by this Agreement, no Default or

         Event of Default has occurred and is continuing; and (D) that the Credit Parties have satisfied each of the closing conditions described herein.

                  (ii) CERTIFICATES OF SECRETARY OR ASSISTANT SECRETARY OF THE CREDIT PARTIES. The Agent shall have received a certificate of the secretary or an assistant secretary of each Credit Party certifying (A) that attached thereto is a true and complete copy of the charter documents of such Credit Party and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of formation; (B) that attached thereto is a true and complete copy of the bylaws of such Credit Party, as in effect on the date of such certification; (C) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of such Credit Party authorizing the execution, delivery and performance of this Agreement and the other Credit Documents to which it is a party and (D) as to the incumbency and genuineness of the signature of each officer of such Credit Party executing the Credit Documents and related documents and certificates to which it is a party.

                  (iii) CERTIFICATES OF GOOD STANDING AND TAX CLEARANCE. The Agent shall have received certificates as of a recent date of the good standing of each Credit Party under the laws of its respective jurisdiction of organization and, to the extent customarily provided by such taxing authorities and to the extent reasonably available, a certificate of the relevant taxing authority of its jurisdiction of organization certifying that such Credit Party has filed required tax returns and owes no delinquent taxes.

                  (iv) OPINIONS OF COUNSEL. The Agent shall have received favorable opinions of counsel to the Credit Parties addressed to the Lenders, the Credit Documents and related documents and certificates to which such Person is a party, the security interests created thereby and such other matters as the Agent and its counsel shall request.

         (c)      CONSENTS; NO ADVERSE CLAIM.

                  (i) GOVERNMENTAL AND THIRD PARTY APPROVALS. All necessary approvals, authorizations and consents, if required, of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by this Agreement and the other Credit Documents shall have been obtained.

                  (ii) NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of, this Agreement or the other Credit Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Lenders' reasonable discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and the other Credit Documents.

                  (iii) NO MATERIAL ADVERSE CHANGE. Since December 31, 1997, there shall not have occurred any material adverse change in the business condition (financial or otherwise), operations, properties or prospects of the Borrower and its Subsidiaries or any event, condition or state of facts that will or could be reasonably expected to have a Material Adverse Effect.

                  (iv) NO EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing.

         (d)      FINANCIAL MATTERS.

                  (i) FINANCIAL STATEMENTS. The Lenders shall have received the most recent annual audited and interim unaudited Consolidated financial statements of the Borrower, and its Subsidiaries or, in the event no such financial statements are available, such other financial information as shall be acceptable to the Lenders in their sole discretion.

                  (ii) FINANCIAL PROJECTIONS. The Lenders shall have received an opening pro forma balance sheet of the Borrower and its Subsidiaries as of a recent date giving effect to the transactions contemplated herein and demonstrating compliance with the financial covenants contained herein, together with projected annual financial statements of the Borrower and its Subsidiaries through December 31, 2001, each in form and substance satisfactory to the Agent.

                  (iii) OPENING OFFICER'S COMPLIANCE CERTIFICATE. The Lenders shall have received an Officer's Compliance Certificate demonstrating that the Borrower and its Subsidiaries are in compliance with the financial covenants set forth in ARTICLE IX as of the Closing Date.

 .
                  (iv) PAYMENT AT CLOSING. There shall have been paid by the Borrower to the Agent, the fees, set forth or referenced in Section 3.3 (to the extent required to be paid on or prior to the Closing Date) and any other accrued and unpaid fees due hereunder (including, without limitation, legal fees and expenses) .

         (e)      COLLATERAL MATTERS.  The Agent shall have received:

                  (i) searches of Uniform Commercial Code filings in the jurisdiction of the chief executive office of each Credit Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Collateral Agent's security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens;

                  (ii) duly executed UCC financing statements for each appropriate jurisdiction as is necessary, in the Agent's sole discretion, to perfect the Collateral Agent's security interest in the Collateral;

                  (iii) searches of ownership of intellectual property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Agent in order to perfect the Collateral Agent's security interest in the Collateral;

                  (iv) all instruments and chattel paper in the possession of the Credit Parties, together with allonges or assignments as may be necessary or appropriate to perfect the Collateral Agent's security interest in the Collateral to the extent required under the Security Agreement and/or the Pledge Agreement;

                  (v) duly executed consents as are necessary, in the Agent's sole discretion, to perfect the Collateral Agent's security interest in the Collateral; and

                  (vi) satisfactory evidence that (A) the Collateral Agent, on behalf of the Lenders, holds a perfected Lien on all Collateral and (B) none of the Collateral is subject to any other Liens other than Permitted Liens.

         (f)      MISCELLANEOUS.

                  (i) TERMINATION OF EXISTING DEBT. Each of the Borrower and its Subsidiaries shall have paid and satisfied all of its obligations with respect to the Existing Debt. Evidence of the satisfaction of all such credit facilities and the documents related thereto shall have been received and approved by the Agent.

                  (ii) EVIDENCE OF INSURANCE. The Agent shall have received copies of insurance policies or certificates of insurance of the Credit Parties evidencing liability and casualty insurance meeting the requirements set forth herein and in the other Credit Documents, including, but not limited to, naming the Agent as sole loss payee and additional insured.

                  (iii) CORPORATE STRUCTURE. The corporate capital and ownership structure of the Borrower and its Subsidiaries shall be as described in
         SCHEDULE 5.1.

                  (iv) OTHER. The Agent shall have received all other documents and information in connection with the transactions contemplated by this Agreement as it may reasonably request.

         SECTION 10.2      CONDITIONS TO ALL LOANS AND LETTERS OF CREDIT.

         The obligation of the Lenders to make any Loan or of the Issuing Lender to issue any Letter of Credit is subject to the satisfaction of the following conditions precedent on the relevant date:

         (a) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in ARTICLE VI shall be true and correct in all material respects on and as of such date with the same effect as if made on and as of such date (except to the extent such representations and warranties are expressly made as of a specified date, in which event such representations and warranties shall be true and correct in all material respects as of such specified date).

         (b) NO EXISTING DEFAULT. No Default or Event of Default shall have occurred and be continuing hereunder on such date with respect to such Loan or Letter of Credit or after giving effect to the Loans to be made or Letters of Credit to be issued on such date.

         (c) ADDITIONAL CONDITIONS TO LETTERS OF CREDIT. With respect to any request for the issuance of a Letter of Credit, all conditions set fort in
Section 2.9 shall have been satisfied.


                                   ARTICLE XI
                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

         SECTION 11.1      REPRESENTATIONS AND WARRANTIES.

         In order to induce the Lenders to enter into this Credit Agreement and to make available the credit facilities contemplated hereby, each Credit Party hereby represents and warrants to the Lenders as of the date hereof, the Closing Date and on the date of each extension of credit hereunder, as follows:

         (a) ORGANIZATION; POWER; QUALIFICATION. Each Credit Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization, except where the failure to be so qualified and authorized could not reasonably be expected to have a Material Adverse Effect.

         (b) SUBSIDIARIES AND CAPITALIZATION. As of the date hereof the corporate ownership and capital structure of the Borrower and its Subsidiaries is as set forth on SCHEDULE 5.1.

         (c) AUTHORIZATION OF AGREEMENT, CREDIT DOCUMENTS AND BORROWING. Each Credit Party has the corporate right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Credit Documents to which it is a party in accordance with their respective terms. This Agreement and each of the other Credit Documents have been duly executed and delivered by the duly authorized officers of the Credit Parties, and each such document constitutes the legal, valid and binding obligation of the Credit Parties party thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

         (d) COMPLIANCE OF AGREEMENT, CREDIT DOCUMENTS AND BORROWING WITH LAWS, ETC. The execution, delivery and performance by each Credit Party of the Credit Documents to which it is a party, in accordance with their respective terms, the borrowings hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to such Credit Party, (ii) conflict with, result in a breach of or constitute a default under the certificate of formation or other organizational documents of such Credit Party or any material indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Credit Party or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Credit Party other than Liens arising under the Credit Documents.

         (e) COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS. Each of the Borrower and its Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding and (ii) is in compliance with each Governmental Approval applicable to it and all other Applicable Laws relating to it or any of its respective properties, except in each case under clause (i) and (ii) above to the extent that (A) such requirement or compliance is contested in good faith by appropriate proceedings or (B) the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         (f) TAX RETURNS AND PAYMENTS. Each of the Borrower and its Subsidiaries has duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except for any such taxes or charges being contested in good faith by appropriate proceedings. No Governmental Authority has asserted any Lien or other claim against the Borrower or any Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved. The charges, accruals and reserves on the books of the Borrower or any of its Subsidiaries in respect of federal, state, local and other taxes are in the judgment of the Credit Parties adequate, and the Credit Parties do not anticipate any material additional taxes or assessments for any year or portion thereof.

         (g) INTELLECTUAL PROPERTY MATTERS. Each of the Borrower and its Subsidiaries owns or possesses all lawful rights to use all franchises, licenses, patents, patent rights or licenses, patent applications, copyrights, copyright applications, trademarks, trademark rights, trade names, trade name rights and rights with respect to the foregoing which are necessary in any material respect to conduct its business. To the knowledge of the Credit Parties, no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights, and neither the Borrower nor any Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations.

         (h)      ENVIRONMENTAL MATTERS.

                  (i) To the best knowledge of the Credit Parties, the properties of the Borrower and its Subsidiaries do not contain any Hazardous Materials in amounts or concentrations which (A) constitute a material violation of any Environmental Law, or (B) could give rise to material liability under, applicable Environmental Laws or (C) could trigger investigation, removal, remediation or other response activities under any Environmental Laws;

                  (ii) To the best knowledge of the Credit Parties, the properties of the Borrower and its Subsidiaries, and all operations conducted in connection therewith, are in compliance with all applicable Environmental Laws in all material respects and there are no Hazardous Materials at or under the properties of the Borrower and its Subsidiaries, or such operations thereon in violation of applicable Environmental Laws or which could materially interfere with the continued operation of such properties or which damage or could damage natural resources on such properties in material violation of any applicable Environmental Laws or materially impair the fair saleable value thereof;

                  (iii) Neither the Borrower nor any Subsidiary has received any notice of material violation, alleged material violation, noncompliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws which remain unresolved with regard to any of their properties or the operations conducted in connection therewith, nor does any Credit Party have knowledge or reason to believe that any other such notice will be received or is being threatened;

                  (iv) To the best knowledge of the Credit Parties, Hazardous Materials have not been transported or disposed of from the properties of the Borrower and its Subsidiaries in material violation of, or in a manner or to a location which could give rise to material liability of the Borrower or any of its Subsidiaries under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in material violation of, or in a manner that could give rise to material liability of the Borrower or any of its Subsidiaries under, any applicable Environmental Laws;

                  (v) No judicial proceedings or governmental or administrative action is pending, or to the best knowledge of the Credit Parties, threatened, under any Environmental Law to which the Borrower or any Subsidiary thereof is or will be named as a party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to such properties or such operations; and

                  (vi) To the best knowledge of the Credit Parties, there has been no release or threat of release of Hazardous Materials at or from such properties, in violation of or in amounts or in a manner that could give rise to material liability of the Borrower or any of its Subsidiaries under Environmental Laws.

         (i) ERISA. The Borrower and each ERISA Affiliate are in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No Reportable Event has occurred as to which the Borrower or any ERISA Affiliate was required to file a report with the PBGC and no liability (including without limitation any withdrawal liability under Section 4201 of ERISA) has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan.

         (j) MARGIN STOCK. Neither the Borrower nor any Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans will be used for purchasing or carrying margin stock or for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

         (k) GOVERNMENT REGULATION. Neither the Borrower nor any Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Borrower nor any Subsidiary thereof is, or after giving effect to any Loan, will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

         (l) EMPLOYEE RELATIONS. Each of the Borrower and its Subsidiaries has a stable work force in place and is not party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees. No Credit Party knows of any pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Subsidiaries.

         (m) FINANCIAL STATEMENTS. The audited Consolidated balance sheet of the Borrower and its Subsidiaries as of December 31, 1999, and the related statements of income and retained earnings and cash flows for the Fiscal Year then ended and unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of March 31, 2000, and related unaudited interim statements of income and retained earnings and cash flows for the fiscal period then ended, copies of which have been furnished to the Lenders, fairly present in all material respects the assets, liabilities and financial position of the Borrower and its Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP except as may be otherwise disclosed therein or in the notes thereto (subject in the case of the interim statements to year-end audit adjustments). As of the date hereof (after giving effect to the repayment of the Existing Debt), except for Debt owed to Lenders, the Borrower and its Subsidiaries have no Debt, obligation or other unusual forward or long-term commitment which is not fairly reflected in the foregoing financial statements or in the notes thereto.

         (n) SOLVENCY. As of the Closing Date and after giving effect to each Loan made hereunder, the Borrower and its Subsidiaries, taken as a whole, will be Solvent.

         (o) TITLES TO PROPERTIES. Each of the Borrower and its Subsidiaries has such title to the real property owned by it (or a lease of real property) as is necessary to the conduct of its business and valid and legal title to all of its personal property and assets reflected on the balance sheets of the Borrower and its Subsidiaries described in Section 6.1(m) or in any financial statements hereafter delivered pursuant to Section 7.1, except such assets which have been disposed of by the Borrower or its Subsidiaries subsequent to such date in the ordinary course of business or as otherwise expressly permitted hereunder.

         (p) DEBT AND LIENS. SCHEDULE 6.1(P) is a complete and correct list, as of the date hereof, of each item of Debt of the Borrower and its Subsidiaries in excess of $100,000 and each Lien securing such Debt, each of which is permitted under the terms of Sections 10.1 and 10.2, respectively. The Borrower and its Subsidiaries have performed and are in compliance with all of the terms of such Debt and Liens and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Borrower or its Subsidiaries exists with respect to any such Debt or Liens. None of the properties and assets of the Borrower or any Subsidiary thereof is subject to any Lien, except for Permitted Liens. Upon the proper filing of financing statements and the proper recordation of other applicable documents with the appropriate filing or recordation offices in each of the necessary jurisdictions, the security interests granted pursuant to the Credit Documents constitute and shall at all times constitute valid and enforceable first, prior and perfected Liens on the Collateral (other than Permitted Liens). Each Credit Party is or will be at the time additional Collateral is acquired by it, the absolute owner of the Collateral with full right to pledge, sell, consign, transfer and create a Lien therein, free and clear of any and all Liens in favor of third parties, except Permitted Liens. The Credit Parties will at their expense forever warrant and, at the Agent's request, defend the Collateral from any and all Liens (other than Permitted Liens) of any third party. The Credit Parties will not, and will not permit any of their Subsidiaries to, grant, create or permit to exist, any Lien upon the Collateral, or any proceeds thereof, in favor of any third party (other than Permitted Liens).

         (q) LITIGATION. There are no actions, suits or proceedings pending nor, to the best knowledge of the Credit Parties, threatened against or in any other way relating adversely to or affecting the Borrower or any Subsidiary thereof or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority, that, if adversely determined, might reasonably be expected to have a Material Adverse Effect.

         (r) ABSENCE OF DEFAULTS. No event has occurred or is continuing which constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Borrower or any Subsidiary thereof under any judgment, decree or order by which the Borrower or its Subsidiaries or any of their respective properties may be bound or which would require the Borrower or its Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor.

         (s) ACCURACY AND COMPLETENESS OF INFORMATION. All written information, reports and other papers and data produced by or on behalf of the Credit Parties and furnished to the Lenders were, at the time the same were so furnished and taken as a whole, true and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. The documents and other written information furnished or written statements made to the Lenders by the Credit Parties in connection with the negotiation, preparation or execution of this Agreement or any of the Credit Documents, taken as a whole, do not contain any untrue statement of a material fact or omit to state a fact necessary in order to make the statements contained therein not materially misleading. The Credit Parties are not aware of any facts which it has not disclosed in writing to the Lenders which have a Material Adverse Effect, or insofar as the Credit Parties can now foresee, could reasonably be expected to have a Material Adverse Effect.

         (t) BURDENSOME PROVISIONS. Neither the Borrower nor any of its Subsidiaries is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Credit Parties do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as to have a Material Adverse Effect.

         (u) INSURANCE. The properties of the Borrower and its Subsidiaries are insured with financially sound and reputable insurance companies in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Borrower and its Subsidiaries operate.

         (v) NO MATERIAL ADVERSE CHANGE. Since December 31, 1997, there has been no material adverse change in the business, condition (financial or otherwise), operations or properties of the Borrower and its Subsidiaries, taken as a whole, or any event, condition or state of facts that will or could be reasonably expected to have a Material Adverse Effect.

         (w) LOCATIONS OF OFFICES, RECORDS AND INVENTORY. Each Credit Party's principal place of business and chief executive office are set forth in SCHEDULE 6.1(W) hereto, and the books and records of such Credit Party and all chattel paper and all records of accounts are located at the principal place of business and chief executive office of such Credit Party. There is no jurisdiction in which any Credit Party maintains any Collateral other than those jurisdictions listed on SCHEDULE 6.1(W). Set forth in SCHEDULE 6.1(W) is a true, correct and complete list of (i) the address of the chief executive offices of the Credit Parties and (ii) the address of all offices where records and books of account of the Credit Parties are kept.

         (x) FICTITIOUS BUSINESS NAMES. No Credit Party has used any corporate or fictitious name during the five (5) years preceding the date hereof, other than the corporate name shown on its or such Credit Party's Articles or Certificate of Incorporation or other organizational document and as set forth on SCHEDULE 6.1(X).

         (y) MATERIAL CONTRACTS. None of the Material Contracts contains provisions which could have a Material Adverse Effect. All of the Material Contracts are in full force and effect, and no material defaults currently exist thereunder.

         SECTION 11.2      SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC.

         All representations and warranties set forth in this ARTICLE VI and all representations and warranties contained in any certificate, or any of the Credit Documents (including but not limited to any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date, shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any borrowing hereunder.

                                   ARTICLE XII
                        FINANCIAL INFORMATION AND NOTICES

         Until payment in full by the Borrower of all principal of and interest on the Loans and all other amounts due hereunder and under the other Credit Documents at the time of such payment, and the termination of the Commitments, the Credit Parties will furnish or cause to be furnished to the Agent and the
Lenders:

         SECTION 12.1      FINANCIAL STATEMENTS AND PROJECTIONS.

         (a) ANNUAL FINANCIAL STATEMENTS. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by an independent certified public accounting firm reasonably acceptable to the Agent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Borrower or any of its Subsidiaries or with respect to accounting principles followed by the Borrower or any of its Subsidiaries not in accordance with GAAP.

         (b) QUARTERLY FINANCIAL STATEMENTS. As soon as practicable and in any event within forty-five (45) days after the end of each fiscal quarter, an unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures for the preceding Fiscal Year and prepared by the Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Subsidiaries as of their respective dates and the results of operations of the Borrower and its Subsidiaries for the respective periods then ended, subject to audit and normal year-end adjustments.

         (c) OPERATING BUDGET AND CASH FLOW PROJECTIONS. As soon as practicable and in any event not later than 30 days prior to the end of each Fiscal Year, an annual operating budget together with annual cash flow projections of the Borrower and its Subsidiaries for the upcoming Fiscal Year, each in form and substance reasonably satisfactory to the Agent.

         (d) OTHER FINANCIAL INFORMATION. Promptly upon receipt thereof, copies of all reports, if any, submitted to any Credit Party or its member committee by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto and such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries as the Agent or the Required Lenders may reasonably request.

         SECTION 12.2......OFFICER'S COMPLIANCE CERTIFICATE.

         At each time financial statements are delivered pursuant to Section 7.1(a) or (b), a certificate of the chief financial officer of the Borrower in the form of EXHIBIT E attached hereto (an "Officer's Compliance Certificate"):

         (a) stating that such officer has reviewed such financial statements and such statements fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the dates indicated and the results of its operations and cash flows for the periods indicated;

         (b) stating that to the best of such officer's knowledge, based on a reasonable examination sufficient to enable him to make an informed statement, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Credit Parties with respect to such Default or Event of Default; and

         (c) setting forth as at the end of such fiscal quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not the Borrower and its Subsidiaries were in compliance with the financial covenants set forth in ARTICLE IX hereof as at the end of each respective period.

         SECTION 12.3      NOTICE OF LITIGATION AND OTHER MATTERS.

         (a) Promptly (but in no event later than five (5) days after an officer of any Credit Party obtains knowledge thereof), telephonic and written notice of:

                  (i) the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Borrower or any Subsidiary thereof or any of their respective properties, assets or businesses which in any such case could reasonably be expected to have a Material Adverse Effect;

                  (ii) any notice of any violation received by the Borrower or any Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws, which in any such case could reasonably be expected to have a Material Adverse Effect;

                  (iii) any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Borrower or any Subsidiary thereof which in any such case could reasonably be expected to have a Material Adverse Effect;

                  (iv) any Reportable Event or "prohibited transaction", as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Employee Benefit Plan or any trust created thereunder which could reasonably be expected to result in liability of the Borrower or any ERISA Affiliate in an aggregate amount exceeding $250,000, along with a description of the nature thereof, what action Credit Parties have taken, are taking or propose to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and

                  (v) any event which (A) makes any of the representations set forth in Section 6.1 inaccurate in any material respect or (B) could reasonably be expected to have a Material Adverse Effect.

                  (b) Promptly upon transmission or receipt thereof, copies of any filings and registrations with, and reports to or from (A) the Securities and Exchange Commission, or any successor agency or (B) the United States Occupational Health and Safety

         Administration, or any state or local agency responsible for health and safety matters, or an successor agencies.

         SECTION 12.4      ACCURACY OF INFORMATION.

         All written information, reports, statements and other papers and data furnished by or on behalf of the Credit Parties to the Lenders (other than financial forecasts) whether pursuant to this ARTICLE VII or any other provision of this Agreement or any of the other Credit Documents, shall be, at the time the same is so furnished, and taken as a whole, true and correct in all material respects to the extent necessary to give the Lenders true and accurate knowledge of the subject matter based on the Credit Parties' knowledge thereof.

                                  ARTICLE XIII
                              AFFIRMATIVE COVENANTS

         Until payment in full by the Borrower of all principal of and interest on the Loans and all other amounts due hereunder and under the other Credit Documents at the time of such payment, and the termination of the Commitments, each Credit Party will, and will cause each of its Subsidiaries to:

         SECTION 13.1      PRESERVATION OF CORPORATE EXISTENCE AND RELATED
MATTERS.

         Except as permitted by Section 10.4, preserve and maintain its separate corporate existence and all rights, franchises, licenses and privileges necessary to the conduct of its business and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction in which it is required to be so qualified, except where the failure to be so qualified and authorized could not reasonably be expected to have a Material Adverse Effect.

         SECTION 13.2      MAINTENANCE OF PROPERTY.

         Protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names and trademarks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         SECTION 13.3      INSURANCE.

         Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law, and on the Closing Date and from time to time thereafter deliver to the Agent, on behalf of the Lenders, upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. The Agent shall be named as loss payee, as its interest may appear, and/or as additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Agent, that it will give the Agent thirty (30) days prior written notice before any such policy or policies shall be materially altered or canceled, and that no act or default of the Borrower or any of its Subsidiaries or any other Person shall affect the rights of the Agent under such policy or policies.

         SECTION 13.4      ACCOUNTING METHODS AND FINANCIAL RECORDS.

         Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in material compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

         SECTION 13.5      PAYMENT AND PERFORMANCE OF OBLIGATIONS.

         Pay and perform all obligations under this Agreement and the other Credit Documents, and pay or perform (a) all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property and (b) all other Debt in accordance with its terms (subject to any applicable subordination provisions); PROVIDED, that such Credit Party or such Subsidiary may contest any item described in clause (a) and (b) of this Section
8.5 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

         SECTION 13.6      COMPLIANCE WITH LAWS, APPROVALS AND AGREEMENTS.

         Observe and remain in compliance with all Applicable Laws; maintain in full force and effect all Governmental Approvals; and observe and remain in compliance with all material agreements, in each case applicable to the conduct of its business and in each case except to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         SECTION 13.7      ENVIRONMENTAL MANAGEMENT.

         In addition to and without limiting the generality of Section 8.6, (a) comply with, and ensure such compliance by all tenants, subtenants and other occupants of the properties of the Borrower or its Subsidiaries for whatever reason, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and ensure that all tenants, subtenants and other occupants of such properties for whatever reason obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws; (b) promptly conduct and complete, or cause to be conducted and completed, all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws except to the extent the

Credit Party contests in good faith the orders and directives, and (c) defend, indemnify and hold harmless the Agent, the Lenders, their Subsidiaries, Affiliates, employees, agents, officers, directors, successors and assigns from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrower or its Subsidiaries, or the current, future or former ownership or operation of such properties, activities thereon and actions taken in relation thereto including, without limitation, all liability now existing or which may arise in the future as a result of the release, transportation or disposal of any Hazardous Material from such properties to or at any location, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorneys' and consultants' fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor.

         SECTION 13.8      COMPLIANCE WITH ERISA.

         In addition to and without limiting the generality of Section 8.6, (a) comply in all material respects with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (b) not take any action or fail to take action the result of which could be a material liability to the PBGC or to a Multiemployer Plan, and not participate in any prohibited transaction that could result in any material civil penalty under ERISA or tax under the Code and (c) furnish to any Lenders upon any Lender's request such additional information about any Employee Benefit Plan or Multiemployer Plan as may be reasonably requested by such Lender.

         SECTION 13.9      CONDUCT OF BUSINESS.

         Engage only in the business of manufacturing, reprocessing and distribution of medical products and supplies and in lines of business reasonably related thereto.

         SECTION 13.10     VISITS AND INSPECTIONS.

         Permit representatives of the Agent, from time to time, to visit and inspect its properties; inspect, audit and make extracts from its books, records and files, including, but not limited to, management letters prepared by independent accountants; and discuss with its principal officers, and its independent accountants, its business, assets, liabilities, financial condition, results of operations and business prospects; PROVIDED, that all such visits and inspections shall be at reasonable times during ordinary business hours, with reasonable notice to the Credit Parties and shall be at the Credit Parties' expense.

         SECTION 13.11     [RESERVED.]

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         SECTION 13.12     MATERIAL CONTRACTS.

         Perform, and cause each of its Subsidiaries to perform, each of its obligations under its Material Contracts, except to the extent the Credit Party contests in good faith its obligation to perform those obligations.

         SECTION 13.13     FURTHER ASSURANCES.

         Make, execute and deliver all such additional and further acts, things, deeds and instruments as the Agent or the Required Lenders may reasonably require to document and consummate the transactions contemplated hereby and to vest completely in and insure the Lenders their rights under this Credit Agreement, the Notes, and the other Credit Documents.

         SECTION 13.14     SECURITY INTERESTS.

         (a) Cause all of the Collateral (to the extent deemed material by the Agent and the Required Lenders) to be subject to a first priority security interest in favor of the Collateral Agent, for the benefit of the Lenders, subject to Permitted Liens.

         (b) Defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein. The Credit Parties agree to comply with the requirements of all state and federal laws in order to grant to the Collateral Agent a valid and perfected first security interest in the Collateral. The Collateral Agent is hereby authorized by the Credit Parties to file any financing statements covering the Collateral whether or not the applicable Credit Party's signature appears thereon. The Credit Parties agree to do whatever the Agent may reasonably request, from time to time, by way of: filing notices of liens, financing statements, fixture filings and amendments, renewals and continuations thereof; cooperating with the Agent's custodians; keeping stock records; obtaining waivers from landlords and mortgagees; paying claims, which might if unpaid, become a Lien (other than a Permitted Lien) on the Collateral; and performing such further acts as the Agent may reasonably require in order to effect the purposes of this Agreement and the other Credit Documents. Any and all fees, costs and expenses of whatever kind and nature (including any Taxes, reasonable attorneys' fees or costs for insurance of any kind), which the Agent may incur with respect to the Collateral or the
Obligations: in filing public notices; in preparing or filing documents; making title examinations or rendering opinions; in protecting, maintaining, or preserving the Collateral or its interest therein; in enforcing or foreclosing the Liens hereunder, whether through judicial procedures or otherwise; or in defending or prosecuting any actions or proceedings arising out of or relating to its transactions with the Credit Parties under this Agreement or any other Credit Document, will be borne and paid by the Credit Parties. If same are not promptly paid by the Credit Parties, the Agent may pay same on the Credit Parties' behalf, and the amount thereof shall be an Obligation secured hereby and due to the Agent on demand.

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SECTION 13.15     ADDITIONAL GUARANTORS.

         Cause each of their domestic Subsidiaries, whether newly formed, after acquired or otherwise existing, to promptly become a "Guarantor" hereunder by way of execution of a Joinder Agreement. The guaranty obligations of any such Additional Credit Party shall be secured by, among other things, the Collateral of such Additional Credit Party and a pledge of 100% of the Capital Stock of its domestic Subsidiaries and 65% of the Capital Stock of its foreign Subsidiaries to the extent that such pledge is permissible under applicable law. Each Credit Party shall pledge to the Collateral Agent, for the benefit of the Lenders, 100% of the Capital Stock of each of its domestic Subsidiaries and 65% the Capital Stock of each of its foreign Subsidiaries.

                                   ARTICLE XIV
                               FINANCIAL COVENANTS

         Until payment in full by the Borrower of all principal of and interest on the Loans and all other amounts due hereunder and under the other Credit Documents at the time of such payment, and the termination of the Commitments, the Borrower will not:

         SECTION 14.1      MINIMUM CONSOLIDATED NET WORTH.

         Permit, at any time, Consolidated Net Worth to be less than the sum of
(a) $37,000,000 PLUS (b) seventy-five percent (75%) of cumulative Consolidated Net Income (to the extent positive) for each fiscal quarter beginning with the fiscal quarter ending March 31, 2000.

         SECTION 14.2      CONSOLIDATED LEVERAGE RATIO.

         Permit, as of any fiscal quarter end for the periods shown below, the Consolidated Leverage Ratio as of the last day of each such fiscal quarter to exceed 2.5 to 1.0.

         SECTION 14.3      FIXED CHARGE COVERAGE RATIO.

         Permit, as of any fiscal quarter end for the periods shown below, the Fixed Charge Coverage Ratio, as of the last day of each such fiscal quarter, to be less than 2.8 to 1.0.

                                   ARTICLE XV
                               NEGATIVE COVENANTS

         Until payment in full by the Borrower of all principal of and interest on the Loans and all other amounts due hereunder and under the other Credit Documents at the time of such payment, and the termination of the Commitments, the Credit Parties will not and will not permit any of their Subsidiaries to:

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         SECTION 15.1      LIMITATIONS ON DEBT.

         Create, incur, assume or suffer to exist any Debt except:

         (a) the Obligations and the obligations of the Credit Parties under the ELLF Operative Agreements;

         (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions reasonably satisfactory to the Required Lenders;

         (c) Contingent Obligations in favor of the Agent on behalf of the Lenders;

         (d) Purchase Money Debt of the Borrower and its Subsidiaries in an aggregate amount outstanding at any time not to exceed $500,000;

         (e) Debt existing on the Closing Date identified on Schedule 6.1(p);
and

         (f) letters of credit issued by any Lender, PROVIDED THAT (i) the face amount of any such letter of credit is less than $100,000 and (ii) the aggregate face amount of all such letters of credit does not exceed $250,000.

         SECTION 15.2      LIMITATIONS ON LIENS.

         Create, incur, assume or suffer to exist, any Lien on or with respect to any of its assets or properties (including specifically shares of Capital Stock of any Subsidiary), real or personal, whether now owned or hereafter acquired, except for the following (collectively, "Permitted Liens"):

         (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

         (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

         (c) Liens consisting of deposits or pledges made in the ordinary course of business (i) in connection with or to secure a payment of, obligations under workers' compensation, unemployment insurance or similar legislation or (ii) to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance

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

bonds and other similar obligations, in each case not incurred in connection with the borrowing of money or the payment of the deferred purchase price of property;

         (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, materially detract from the value of such property or impair the use thereof in the ordinary conduct of business;

         (e) Liens in favor of the Agent created pursuant to the Credit Documents and the ELLF Operative Agreements;

         (f) Liens securing Purchase Money Debt permitted under Section 10.1(d) in an amount not to exceed $500,000 at any time outstanding; PROVIDED, that the Lien attaches only to the asset being purchased or leased and does not exceed 100% of the purchase price or fair market value of such asset at the time of acquisition;

         (g) Liens existing on the Closing Date identified on Schedule 6.1(p);
and

         (h) attachment, judgment and similar Liens arising in connection with court proceedings other than any such Lien which would create an Event of Default under Sections 11.1(j) or 11.1(k).

         SECTION 15.3 LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS.

         Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture, evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person; or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person; or enter into, directly or indirectly, any commitment or option in respect of the foregoing except:

         (a) loans and advances to employees for reasonable travel, relocation and business expenses in the ordinary course of business;

         (b) deposits for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business;

         (c) trade accounts created in the ordinary course of business; and

         (d) other investments of the Credit Parties not exceeding $1,000,000 per annum.

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         SECTION 15.4      LIMITATIONS ON MERGERS AND LIQUIDATION.

         Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution).

         SECTION 15.5      LIMITATIONS ON SALE OF ASSETS.

         Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired, except:

         (a) the sale or other disposition of assets no longer necessary in the business of the Borrower or such Subsidiary;

         (b)      the sale of inventory in the ordinary course of business; and

         (c) other sales, leases, assignments, transfers or dispositions of property, business or assets not to exceed $100,000 in the aggregate.

         SECTION 15.6      TRANSACTIONS WITH AFFILIATES.

         Except as otherwise permitted hereunder, directly or indirectly: (a) except in accordance with the terms of clause (b) below, subcontract any operations to any of its Affiliates or enter into any arrangements with its Affiliates for the provision to any Credit Party of services in the nature of accounting and legal support, merchandising, catering and other related services or (b) enter into, or be a party to, any transaction with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

         SECTION 15.7      CERTAIN ACCOUNTING CHANGES.

         Change its Fiscal Year end, or make any material change in its accounting treatment and reporting practices except for a change required by GAAP or a change that is permitted by GAAP and disclosed to Lender.

         SECTION 15.8      NO RESTRICTED PAYMENTS.

         Make a Restricted Payment other than (a) the payments of dividends from any Subsidiary to the Borrower and (b) so long as no Default or Event of Default shall exist immediately prior to or immediately after the making of any such permitted Restricted Payment, (i) the payment in each fiscal quarter of up to $55,000 as dividends on the Borrower's Series A Preferred Stock and (ii) the repurchase by the Borrower of outstanding common shares of its Capital Stock for an aggregate purchase price not to exceed $5,000,000.

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         SECTION 15.9      [INTENTIONALLY OMITTED]

         SECTION 15.10     ADDITIONAL NEGATIVE PLEDGES.

         Create or otherwise suffer to exist or become effective, directly or indirectly, (a) any prohibition or restriction (including any agreement to provide equal and ratable security to any other Person in the event a Lien is granted to or for the benefit of the Lenders) on the creation or existence of any Lien upon the assets of the Borrower or the Subsidiaries, other than Permitted Liens or (b) any contractual obligation which may restrict or limit the Lenders' rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default.

         SECTION 15.11     SALE AND LEASEBACK.

         Enter into any arrangement, directly or indirectly, whereby such Credit Party or any of its Subsidiaries shall sell or transfer any property owned by it to a Person (other than the Borrower or any Subsidiary) in order then or thereafter to lease such property or lease other property which the Borrower or any Subsidiary intends to use for substantially the same purpose as the property being sold or transferred.

         SECTION 15.12     LICENSES, ETC.

         Enter into licenses of, or otherwise restrict the use of, any patents, trademarks or copyrights which would prevent such Person from selling, transferring, encumbering or otherwise disposing of any such patent, trademark or copyright.

         SECTION 15.13     LIMITATIONS.

         Directly or indirectly, create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Person to (a) pay dividends or make any other distribution on any of such Person's Capital Stock or (b) pay any Debt owed to the Borrower, except for encumbrances or restrictions existing under or by reason of (i) customary non-assignment provisions in any lease governing a leasehold interest, and (ii) this Agreement and the other Credit Documents.

         SECTION 15.14     AMENDMENTS; PAYMENTS AND PREPAYMENTS OF SUBORDINATED
DEBT.

         (a) Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Debt subordinated to the Obligations or (b) cancel or forgive, make any voluntary or optional or mandatory payment or prepayment on, make any payment of interest on, or redeem or acquire for value (including without limitation by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due) any subordinated Debt.

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                                   ARTICLE XVI
                              DEFAULT AND REMEDIES

         SECTION 16.1      EVENTS OF DEFAULT.

         Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

         (a) DEFAULT IN PAYMENT OF PRINCIPAL OF LOANS AND LOC OBLIGATIONS. Any Credit Party shall (i) default in any payment of principal of any Loan or the Notes when and as due (whether at maturity, by reason of acceleration or otherwise) or (ii) fail to reimburse the Issuing Lender for any LOC Obligations when due in accordance with the terms hereof.

         (b) OTHER PAYMENT DEFAULT. Any Credit Party shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan or the Notes or the payment of any other Obligations and such amount shall remain unpaid for a period of five (5) Business Days following the due date thereof.

         (c) MISREPRESENTATION. Any representation or warranty made or deemed to be made by any Credit Party under this Agreement, any Credit Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

         (d) DEFAULT IN PERFORMANCE OF CERTAIN COVENANTS. Any Credit Party shall default in the performance or observance of any covenant or agreement (i) contained in Sections 7.1, 7.2 or 7.3(a) and such default shall continue unremedied for a period of ten (10) Business Days or (ii) contained in Sections 8.9, 8.10 or ARTICLES IX or X of this Agreement.

         (e) DEFAULT IN PERFORMANCE OF OTHER COVENANTS AND CONDITIONS. Any Credit Party shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 11.1) or any other Credit Document and such default shall continue for a period of thirty (30) days following notice from the Lenders of its occurrence.

         (f) HEDGING AGREEMENT. Any termination payment shall be due from any Credit Party under any Hedging Agreement and such amount is not paid within ten
(10) Business Days after the due date thereof.

         (g) DEBT CROSS-DEFAULT. The Borrower or any of its Subsidiaries shall
(i) default in the payment of any Debt (other than the Notes) the aggregate outstanding amount of which is in excess of $100,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created or (ii) default in the observance or performance of any other

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

agreement or condition relating to any Debt (other than the Notes) the aggregate outstanding amount of which is in excess of $100,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

         (h) VOLUNTARY BANKRUPTCY PROCEEDING. The Borrower or any Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

         (i) INVOLUNTARY BANKRUPTCY PROCEEDING. A case or other proceeding shall be commenced against the Borrower or any Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower or any Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (j) JUDGMENT. A judgment or order for the payment of money which exceeds $100,000 in amount shall be entered against the Borrower or any of its Subsidiaries by any court and such judgment or order shall continue undischarged or unstayed for a period of thirty (30) days.

         (k) ATTACHMENT. A warrant or writ of attachment or execution or similar process shall be issued against any property of the Borrower or any of its Subsidiaries which exceeds $100,000 in value and such warrant or process shall continue undischarged or unstayed for a period of thirty (30) days.

         (l) NONCOMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrower or any of its Subsidiaries or Affiliates shall be found by any applicable Governmental Authority to be in violation of or liable under any material requirement of Environmental Law which could reasonably be expected to have a Material Adverse Effect unless (i) such finding is being

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

contested in good faith, (ii) adequate reserves with respect thereto are maintained by such Person in accordance with GAAP and (iii) there is no violation of the terms and provisions of this Agreement or any of the other Credit Documents resulting therefrom or arising with respect thereto.

         (m) CHANGE IN CONTROL. A Change in Control shall occur.

         (n) VALIDITY. Any covenant, agreement or obligation of any party contained in or evidenced by any of the Credit Documents shall cease to be enforceable in accordance with its terms, or any party (other than the Agent or the Lenders) to any Credit Document shall deny or disaffirm its obligations under any of the Credit Documents, or any Credit Document shall be canceled, terminated, revoked or rescinded without the express prior written consent of the Agent, or any action or proceeding shall have been commenced by any Person (other than the Agent or any Lender) seeking to cancel, revoke, rescind or disaffirm the obligations of any party to any Credit Document, or any court or other governmental authority shall issue a judgment, order, decree or ruling to the effect that any of the obligations of any party to any Credit Document are illegal, invalid or unenforceable, or the Liens created under the Security Agreement or the Pledge Agreements shall cease to be first priority perfected Liens.

         (o) DEFAULT UNDER ELLF PARTICIPATION AGREEMENT. A "default" or "event of default" as defined in the ELLF Participation Agreement shall occur.

         SECTION 16.2      REMEDIES.

         Upon the occurrence of an Event of Default, the Agent shall, upon the written request of the Required Lenders, and by delivery of written notice to the Borrower from the Agent, without prejudice to the rights of the Agent, any Lender or the holder of any Note to enforce its claims against the Borrower:

         (a) ACCELERATION; TERMINATION OF AGREEMENT. Declare the principal of and interest on the Loans, the Notes at the time outstanding, and all other amounts owed to the Agent and the Lenders under this Agreement or any of the other Credit Documents and all other Obligations (including without limitation the maximum amount of all contingent liabilities under Letters of Credit), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of the Agent or any Lender of any kind, all of which are expressly waived, anything in this Agreement or the other Credit Documents to the contrary notwithstanding, and terminate this Agreement, the outstanding Commitments and any right of the Borrower to request borrowings hereunder; PROVIDED, that upon the occurrence of an Event of Default specified in Section 11.1(h) or (i), this Agreement and the outstanding Commitments shall be automatically terminated and all Obligations shall automatically become due and payable.

         (b) CASH COLLATERALIZATION OF LETTERS OF CREDIT. Direct the Borrower to pay to the Agent cash collateral as security for the LOC Obligations for subsequent drawings under then outstanding Letters of Credit an amount equal to the maximum amount of which may be drawn

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

under Letters of Credit then outstanding, whereupon the same shall immediately become due and payable.

         (c) RIGHTS OF COLLECTION. Exercise all of its other rights and remedies under this Agreement, the other Credit Documents and Applicable Law, including, without limitation, all rights of set-off, in order to satisfy all of the Borrower's Obligations.

         SECTION 16.3      RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC.

         The enumeration of the rights and remedies of the Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Agent or any Lender of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Credit Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Credit Parties, the Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Credit Documents or to constitute a waiver of any Event of Default.

         SECTION 16.4      CREDITING OF PAYMENTS AND PROCEEDS.

         In the event that the Credit Parties shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to
Section 11.2, then during the continuance of any such Event of Default all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the obligations shall be applied first to all expenses then due and payable by the Credit Parties hereunder, then to all indemnity obligations then due and payable by the Credit Parties hereunder, then to all Fees payable to the Agent and the Lenders then due and payable, then to all facility and other fees and commissions then due and payable, then to accrued and unpaid interest on the Notes and any termination payments due in respect of a Hedging Agreement (PRO RATA in accordance with all such amounts due), and then to the principal amount outstanding under the Notes, in that order.

                                  ARTICLE XVII
                                    THE AGENT

         SECTION 17.1      APPOINTMENT OF AGENT.

         (a) Each Lender hereby designates First Union as Agent to act as herein specified. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note or participation shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Credit Agreement and the Notes and any other instruments

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

and agreements referred to herein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Agent shall hold all payments of principal, interest, Fees, charges and expenses received pursuant to this Credit Agreement or any other Credit Document for the ratable benefit of the Lenders. The Agent may perform any of its duties hereunder by or through its agents or employees.

         (b) The provisions of this ARTICLE XII are solely for the benefit of the Agent and the Lenders, and the Credit Parties shall have no rights as a third party beneficiary of any of the provisions hereof (other than Section 12.9). In performing its functions and duties under this Credit Agreement, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Credit Parties.

         SECTION 17.2      NATURE OF DUTIES OF AGENT.

         The Agent shall have no duties or responsibilities except those expressly set forth in this Credit Agreement. Neither the Agent nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such hereunder or in connection herewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Credit Agreement a fiduciary relationship in respect of any Lender; and nothing in this Credit Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Credit Agreement except as expressly set forth herein.

         SECTION 17.3      LACK OF RELIANCE ON AGENT.

         (a) Independently and without reliance upon the Agent, each Lender, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial or other condition and affairs of the Borrower and the other Credit Parties in connection with the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrower and the Credit Parties, and, except as expressly provided in this Credit Agreement, the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter.

         (b) The Agent shall not be responsible to any Lender for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, collectability, priority or sufficiency of this Credit Agreement or the Notes or the financial or other condition of the Borrower and the other Credit Parties. The Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Credit Agreement or the Notes, or the financial condition

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of the Borrower, or the existence or possible existence of any Default or Event of Default, unless specifically requested to do so in writing by any Lender.

         SECTION 17.4      CERTAIN RIGHTS OF THE AGENT.

         The Agent shall have the right to request instructions from the Required Lenders or, as required, each of the Lenders. If the Agent shall request instructions from the Required Lenders with respect to any act or action (including the failure to act) in connection with this Credit Agreement, the Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions from the Required Lenders, and the Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders.

         SECTION 17.5      RELIANCE BY AGENT.

         The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate or other oral or written communication believed by it to be genuine and correct and to have been signed, sent or made by the proper person. The Agent may consult with legal counsel (including counsel for the Credit Parties with respect to matters concerning the Credit Parties), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

         SECTION 17.6      INDEMNIFICATION OF AGENT.

         To the extent the Agent is not reimbursed and indemnified by the Credit Parties, each Lender will reimburse and indemnify the Agent, in proportion to its respective Commitment, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in performing its duties hereunder, in any way relating to or arising out of this Credit Agreement, PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct.

         SECTION 17.7      THE AGENT IN ITS INDIVIDUAL CAPACITY.

         With respect to its obligation to lend under this Credit Agreement, the Loans made by it and the Notes issued to it and all of its rights and obligations as a Lender hereunder and under the other Credit Documents, the Agent shall have the same rights and powers hereunder as any other Lender or holder of a Note or participation interests and may exercise the same as though it was not performing the duties specified herein; and the terms "Lenders", "Required Lenders", "holders of Notes", or any similar terms shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money

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to, acquire equity interests in, and generally engage in any kind of banking, trust, financial advisory or other business with the Credit Parties or any Affiliate of the Credit Parties as if it were not performing the duties specified herein, and may accept fees and other consideration from the Credit Parties for services in connection with this Credit Agreement and otherwise without having to account for the same with the Lenders.

         SECTION 17.8      HOLDERS OF NOTES.

         The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

         SECTION 17.9      SUCCESSOR AGENT.

         (a) The Agent may, upon five (5) Business Days' notice to the Lenders and the Borrower, resign at any time (effective upon the appointment of a successor Agent pursuant to the provisions of this Section 12.9(a)) by giving written notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, upon five (5) days' notice, to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation, then, upon five (5) days' notice , the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank or a trust company or other financial institution which maintains an office in the United States, or a commercial bank organized under the laws of the United States or of any state thereof, or any affiliate of such bank or trust company or other financial institution which is engaged in the banking business, having a combined capital and surplus of at least $500,000,000. Notwithstanding anything herein to the contrary, any successor Agent (whether appointed by the Required Lenders or the Agent) shall have been approved in writing by the Borrower (such approval not to be unreasonably withheld).

         (b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Credit Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE XII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Credit Agreement.

         SECTION 17.10     ACTIONS WITH RESPECT TO DEFAULTS.

         In addition to the Agent's right to take actions on its own accord as permitted under this Credit Agreement, the Agent shall take such action with respect to a Default or Event of Default as shall be directed by the Required Lenders; PROVIDED that, until the Agent shall have received

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such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Lenders.

         SECTION 17.11     DELIVERY OF INFORMATION.

         The Agent shall not be required to deliver to any Lender originals or copies of any documents, instruments, notices, communications or other information received by the Agent from the Borrower, any Subsidiary, the Required Lenders, any Lender or any other Person under or in connection with this Credit Agreement or any other Credit Document except (i) as specifically provided in this Credit Agreement or any other Credit Document and (ii) as specifically requested from time to time in writing by any Lender with respect to a specific document instrument, notice or other written communication received by and in the possession of the Agent at the time of receipt of such request and then only in accordance with such specific request.

                                  ARTICLE XVIII
                                  MISCELLANEOUS

         SECTION 18.1      NOTICES.

         (a) METHOD OF COMMUNICATION. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested.

         (b) ADDRESSES FOR NOTICES. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

         If to the Borrower or any other Credit Party:

                                          Sterile Recoveries, Inc.
                                          28100 US Highway 19N
                                          Suite 201
                                          Clearwater, Florida  33761
                                          Attn:  James T. Boosales
                                          Telephone No.:  (813) 726-4421
                                          Telecopy No.:  (813) 726-8037

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

         With copies to:

                                          David S. Felman
                                          Hill, Ward & Henderson
                                          Barnett Plaza, Suite 3700
                                          101 East Kennedy Blvd.
                                          Tampa, Florida  33602
                                          Telephone No.:  (813) 227-8483
                                          Telephone No.:  (813) 221-2900

         If to the Agent:

                                          First Union National Bank
                                          201 South College Street
                                          Sixth Floor
                                          Charlotte, North Carolina  28288-0760
                                          Attn: Joyce Barry
                                          Telephone No.:  (704) 374-4151
                                          Telecopy No.: (704) 374-4793

         If to any Lender:                To the address specified for such
                                          Lender on SCHEDULE 1.1A.

         (c) AGENT'S OFFICE. The Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower, as the Agent's office referred to herein, to which payments due are to be made and at which Loans will be disbursed.

         SECTION 18.2      GOVERNING LAW.

         This Agreement, the Notes and the other Credit Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of Florida, without reference to the conflicts or choice of law principles thereof.

         SECTION 18.3 ARBITRATION; CONSENT TO JURISDICTION AND SERVICE OF
PROCESS.

                  (a) Upon demand of any party hereto, whether made before or after institution of any judicial action, any dispute, claim or controversy arising out of or connected herewith or with the Credit Documents ("Disputes") shall be resolved by binding arbitration as provided herein. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions and claims arising herefrom or from Credit Documents executed in the future. Arbitration shall be conducted under the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in St. Petersburg, Pinellas County, Florida, or such other place as agreed to in

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

         writing by the parties. A judgment upon the award may be entered in any court having jurisdiction, and all decisions shall be in writing. The panel from which all arbitrators are selected shall be comprised of licensed attorneys having at least ten years' experience representing parties in secured lending transactions. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to Hedging Agreements.

                  (b) Notwithstanding the preceding binding arbitration provision, the Agent, on behalf of the Lenders, preserves certain remedies that may be exercised during a Dispute. The Agent, on behalf of the Lenders, shall have the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Credit Documents or under applicable law, (ii) all rights of self help including peaceful occupation of real property and collection of rents, set-off and peaceful possession of personal property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment and appointment of receiver, (iv) when applicable, a judgment by confession of judgment and (v) other remedies. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

                  (c) By execution and delivery of this Agreement, each of the parties hereto accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction relating to any arbitration proceedings conducted under the Arbitration Rules in St. Petersburg, Pinellas County, Florida and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. Each of the parties hereto irrevocably agrees that all process in any such arbitration proceedings or otherwise may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in Section 13.1(b) herein or at such other address of which such party shall have been notified pursuant thereto, such service being hereby acknowledged by each party hereto to be effective and binding service in every respect. Each party hereto irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any such action or proceeding in any such jurisdiction. Nothing herein shall affect the right to serve process in any other manner permitted by law.

         SECTION 18.4      WAIVER OF JURY TRIAL.

         TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE AGENT, THE LENDERS AND EACH CREDIT PARTY HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER CREDIT DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

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

         SECTION 18.5      REVERSAL OF PAYMENTS.

         To the extent any Credit Party makes a payment or payments to the Lenders, which payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Lenders.

         SECTION 18.6      INJUNCTIVE RELIEF.

         The Credit Parties recognize that, in the event the Credit Parties fail to perform, observe or discharge any of their obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Agent and the Lenders. Therefore, the Credit Parties agree that the Agent and the Lenders, at the their option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         SECTION 18.7      [RESERVED]

         SECTION 18.8      SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

         (a) The Credit Parties shall not have the right to assign this Credit Agreement or any interest herein except with the prior written consent of the Lenders.

         (b) Notwithstanding subsection (c) of this Section 13.8, nothing herein shall restrict, prevent or prohibit any Lender from (i) pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank or (ii) granting assignments or participations in such Lender's Loans and/or Commitments hereunder to its parent company and/or to any affiliate of such Lender or to any existing Lender or affiliate thereof. Any Lender may make, carry or transfer Loans at, to or for the account of, any of its branch offices or the office of an affiliate of such Lender except to the extent such transfer would result in increased costs to the Borrower.

         (c) Each Lender may, with the consent of the Agent and, prior to the occurrence of an Event of Default hereunder, the Borrower (such consent not to be unreasonably withheld or delayed), but without the consent of any other Lender, assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Credit Agreement and the Notes; PROVIDED that

                  (i) for each such assignment, the parties thereto shall execute and deliver to the Agent, for its acceptance and recording in the Register (as defined below), an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,500 to be paid by the assignee,

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

                  (ii) such assignment shall be for a minimum aggregate amount of $5,000,000, and

                  (iii) if such assignee is a Foreign Lender, all of the requirements of Section 3.8(b) shall have been satisfied as a condition to such assignment.

Upon such execution and delivery of the Assignment and Acceptance to the Agent, from and after the date specified as the effective date in the Assignment and Acceptance (the "Acceptance Date"), (x) the assignee thereunder shall be a party hereto, and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, such assignee shall have the rights and obligations of a Lender hereunder and (y) the assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights (other than any rights it may have pursuant to Section 13.9 which will survive) and be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto).

         (d) By executing and delivering an Assignment and Acceptance, the assignee thereunder confirms and agrees as follows: (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the Notes or any other instrument or document furnished pursuant hereto, (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Credit Parties or the performance or observance by the Credit Parties of any of their obligations under this Credit Agreement or any other instrument or document furnished pursuant hereto, (iii) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the financial statements referred to in Section 7.1 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement, (v) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Credit Agreement are required to be performed by it as a Lender.

         (e) The Agent shall maintain at its address referred to in Section 13.1 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall

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

be conclusive and binding for all purposes, absent manifest error, and the Credit Parties, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register and copies of each Assignment and Acceptance shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender, together with the Note or Notes subject to such assignment, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT A hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five (5) Business Days after its receipt of such notice, the Borrower shall execute and deliver to the Agent in exchange for the surrendered Note or Notes (which the assigning Lender agrees to promptly deliver to the Borrower) a new Note or Notes to the order of the assignee in an amount equal to the Commitment or Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment or Commitments hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment or Commitments retained by it hereunder. Such new Note or Notes shall re-evidence the indebtedness outstanding under the old Note or Notes and shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the Closing Date and shall otherwise be in substantially the form of the Note or Notes subject to such assignments.

         (g) Each Lender may sell participations (without the consent of the Agent, the Borrower or any other Lender) to one or more parties in or to all or a portion of its rights and obligations under this Credit Agreement (including, without limitation, all or a portion of its Commitments, the Loans owing to it and the Note or Notes held by it); PROVIDED that (i) such Lender's obligations under this Credit Agreement (including, without limitation, its Commitments to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Credit Agreement, (iv) the Borrower, the Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement and (v) such Lender shall not transfer, grant, assign or sell any participation under which the participant shall have rights to approve any amendment or waiver of this Credit Agreement except to the extent such amendment or waiver would (A) extend the final Maturity Date or the date for the payments of any installment of fees or principal or interest of any Loans in which such participant is participating, (B) reduce the amount of any installment of principal of the Loans in which such participant is participating, (C) except as otherwise expressly provided in this Credit Agreement, reduce the interest rate applicable to the Loans in which such participant is participating, or (D) except as otherwise expressly provided in this Credit Agreement, reduce any Fees payable hereunder.

         (h) Each Lender agrees that, without the prior written consent of the Borrower and the Agent, it will not make any assignment or sell a participation hereunder in any manner or under

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any circumstances that would require registration or qualification of, or filings in respect of, any Loan, Note or other Obligation under the securities laws of the United States of America or of any jurisdiction.

         (i) In connection with the efforts of any Lender to assign its rights or obligations or to participate interests, such Lender may disclose any information in its possession regarding the Borrower.

         SECTION 18.9      PAYMENT OF EXPENSES; INDEMNIFICATION.

         The Credit Parties agree to: (a) pay all reasonable out-of-pocket costs and expenses of (i) the Agent in connection with (A) the negotiation, preparation, execution and delivery and administration of this Credit Agreement and the other Credit Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and expenses of special counsel to the Agent and the reasonable fees and expenses of counsel for the Agent in connection with collateral issues), and (B) any amendment, waiver or consent relating hereto and thereto including, but not limited to, any such amendments, waivers or consents resulting from or related to any work-out, renegotiation or restructure relating to the performance by the Credit Parties under this Credit Agreement and (ii) the Agent and the Lenders in connection with enforcement of the Credit Documents and the documents and instruments referred to therein, including, without limitation, in connection with any such enforcement, the reasonable fees and disbursements of a single counsel for the Agent and the Lenders. Each Credit Party shall and hereby does agree to indemnify, defend and hold harmless the Agent and each of the Lenders and their respective directors, officers, agents, employees and counsel from and against
(a) any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) arising out of or by reason of any litigation, investigation, claim or proceeding which arises out of or is in any way related to (i) this Credit Agreement or the transactions contemplated thereby, (ii) any actual or proposed use by the Borrower of the proceeds of the Loans or (iii) the Agent's or the Lenders' entering into this Credit Agreement, the other Credit Documents or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing and (b) any such losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred in connection with any remedial or other action taken by the Credit Parties or any of the Lenders in connection with compliance by the Credit Parties or any of their Subsidiaries, or any of their respective properties, with any federal, state or local environmental laws, acts, rules, regulations, orders, directions, ordinances, criteria or guidelines. If and to the extent that the obligations of any Credit Party hereunder are unenforceable for any reason, the Credit Parties hereby agree to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The Credit Parties' obligations hereunder shall survive any termination of this Credit Agreement and the other Credit Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of its obligations set forth in this Credit Agreement. In addition, the Credit Parties shall, upon demand, pay to the

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

Agent and any Lender all costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by the Agent or such Lender in (i) enforcing or defending its rights under or in respect of this Credit Agreement, the other Credit Documents or any other document or instrument now or hereafter executed and delivered in connection herewith, (ii) in collecting the Loans and (iii) obtaining any legal, accounting or other advice in connection with any of the foregoing.

         SECTION 18.10     AMENDMENTS, WAIVERS AND CONSENTS.

         No amendment or waiver of any provision of any Credit Document nor any consent to any departure by any Credit Party therefrom, shall be effective unless the same shall be agreed or consented to in writing by the Required Lenders, or if the Lenders shall not be parties thereto, by the parties thereto and consented to by the Required Lenders, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED that no amendment , waiver or consent shall unless in writing and signed by all the Lenders, do any of the following: (a) increase the Commitments of the Lenders or subject the Lenders to any additional obligations,
(b) except as otherwise expressly provided in this Credit Agreement, reduce the principal of, or interest on, any Note or any fees hereunder, (c) postpone any date fixed for any payment in respect of principal of, or interest on, any Note or any fees hereunder, (d) change the percentage of the Commitments, or any minimum requirement necessary for the Lenders or the Required Lenders to take any action hereunder, (e) amend or waive this Section 13.10, or change the definition of Required Lenders, (f) release any material portion of the Collateral and (g) change or waive any conditions precedent to closing contained in ARTICLE V and, PROVIDED, FURTHER, that no amendment, waiver or consent affecting the rights or duties of the Agent or the Issuing Lender under any Credit Document shall in any event be effective, unless in writing and signed by the Agent or the Issuing Lender, as applicable, in addition to the Lenders required hereinabove to take such action. Notwithstanding any of the foregoing to the contrary, the consent of the Borrower shall not be required for any amendment, modification or waiver of the provisions of ARTICLE XII (other than the provisions of Section 12.9). In addition, the Borrower and the Lenders hereby authorize the Agent to modify this Credit Agreement by unilaterally amending or supplementing SCHEDULE 1.1A from time to time in the manner requested by the Borrower, the Agent or any Lender in order to reflect any assignments or transfers of the Loans as provided for hereunder; PROVIDED, HOWEVER, that the Agent shall promptly deliver a copy of any such modification to the Borrower and each Lender.

         SECTION 18.11     INFORMATION.

         Each Credit Party hereby agrees that the Agent and the Lenders may exchange any information concerning such Credit Party, including, without limitation, information relating to the creditworthiness of such Credit Party in the possession or control of the Agent or the Lenders, as the case may be: (i) with any of their respective affiliates, counsel or other representatives; PROVIDED, HOWEVER, that any such exchange, and the nature, manner and extent thereof may be limited pursuant to any written confidentiality agreement governing the obligations of the Agent or the Lenders or such affiliate, as the case may be, with respect to such information; PROVIDED, FURTHER, that neither the Agent nor any of the Lenders shall in any event furnish any such

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information to any competitor of the Borrower or any customer of the Borrower or any Person known by the Agent or any Lender to be contemplating an acquisition of any Capital Stock or assets of the Borrower or any agent or affiliate of any of the foregoing, except with the prior written consent of the Borrower or as required by applicable law or judicial order; (ii) with any regulatory authority having jurisdiction over any Lender or (iii) with any other person, in connection with the exercise of the Lender's rights hereunder or, under any of the other Credit Documents. Each Credit Party further agrees and consents to the Agent's disclosure of information relating to this transaction to GOLD SHEETS and other similar bank trade publications. Such information will consist of deal terms and other information customarily found in such publications.

         SECTION 18.12     PERFORMANCE OF DUTIES.

         The Credit Parties' obligations under this Agreement and each of the Credit Documents shall be performed by the Credit Parties at their sole cost and expense.

         SECTION 18.13     NONLIABILITY OF AGENT AND LENDERS.

         The relationship between the Borrower on the one hand and the Lenders and the Agent on the other hand shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower or any other Credit Party. Neither the Agent nor any Lender undertakes any responsibility to the Credit Parties to review or inform the Credit Parties of any matter in connection with any phase of the Credit Parties' business or operations.

         SECTION 18.14     ALL POWERS COUPLED WITH INTEREST.

         All powers of attorney and other authorizations granted to the Agent or any Lender and any Persons designated by the Agent or any Lender pursuant to any provisions of this Agreement or any of the other Credit Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the obligations remain unpaid or unsatisfied or this Agreement has not been terminated.

         SECTION 18.15     SURVIVAL OF INDEMNITIES.

         Notwithstanding any termination of this Agreement, the indemnities to which the Lenders are entitled under the provisions of this ARTICLE XIII and any other provision of this Agreement and the Credit Documents shall continue in full force and effect and shall protect the Lenders against events arising after such termination as well as before.

         SECTION 18.16     TITLES AND CAPTIONS.

         Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

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         SECTION 18.17     SEVERABILITY OF PROVISIONS.

         Any provision of this Agreement or any other Credit Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 18.18     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 18.19     TERM OF AGREEMENT.

         This Agreement shall remain in effect from the Closing Date through and including the date upon which the Borrower has paid in full all principal of and interest on the Loans and all other amounts due hereunder and under the other Credit Documents at the time of such payment, and the termination of the Revolving Commitment. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

                                   ARTICLE XIX
                                    GUARANTY

         SECTION 19.1      THE GUARANTY.

         In order to induce the Lenders to enter into this Agreement and to extend credit hereunder and in recognition of the direct benefits to be received by the Guarantors from the Loans made hereunder, each of the Guarantors hereby agrees with the Agent and the Lenders as follows: the Guarantor hereby unconditionally and irrevocably jointly and severally guarantees as primary obligor and not merely as surety the full and prompt payment when due, whether upon maturity, by acceleration or otherwise, of any and all indebtedness of the Borrower to the Agent and the Lenders. If any or all of the indebtedness of the Borrower to the Agent and the Lenders becomes due and payable hereunder, each Guarantor unconditionally promises to pay such indebtedness to the Agent and the Lenders, or order, on demand, together with any and all reasonable expenses which may be incurred by the Agent or the Lenders in collecting any of the indebtedness. The word "indebtedness" is used in this Article XIV in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of the Borrower arising in connection with this Agreement, any of the other Credit Documents and any of the ELLF Operative Agreements, in each case, heretofore, now, or hereafter made, incurred or created, whether voluntarily or involuntarily, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether or not such indebtedness is from time to time reduced, or extinguished and thereafter

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increased or incurred, whether the Borrower may be liable individually or jointly with others, whether or not recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, and whether or not such indebtedness may be or hereafter become otherwise unenforceable.

         Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of each such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state and including, without limitation, the Bankruptcy Code).

         SECTION 19.2      BANKRUPTCY.

         Additionally, each of the Guarantors unconditionally and irrevocably guarantees jointly and severally the payment of any and all indebtedness of the Borrower to the Lenders whether or not due or payable by the Borrower upon the occurrence of any of the events specified in Section 11.1(h) or (i), and unconditionally promises to pay such indebtedness to the Agent for the account of the Lenders, or order, on demand, in Dollars. Each of the Guarantors further agrees that to the extent that the Borrower or a Guarantor shall make a payment or a transfer of an interest in any property to the Agent or any Lender, which payment or transfer or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise is avoided, and/or required to be repaid to the Borrower or a Guarantor, the estate of the Borrower or a Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such avoidance or repayment, the obligation or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

         SECTION 19.3      NATURE OF LIABILITY.

         The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by any such Guarantor, any other guarantor or by any other party, and no Guarantor's liability hereunder shall be affected or impaired by
(a) any direction as to application of payment by the Borrower or by any other party, or (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, or (c) any payment on or in reduction of any such other guaranty or undertaking, or (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower, or (e) any payment made to the Agent or the Lenders on the indebtedness which the Agent or such Lenders repay the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each of the Guarantors waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

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         SECTION 19.4      INDEPENDENT OBLIGATION.

         The obligations of each Guarantor hereunder are independent of the obligations of any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other guarantor or the Borrower and whether or not any other Guarantor or the Borrower is joined in any such action or actions.

         SECTION 19.5      AUTHORIZATION.

         Each of the Guarantors authorizes the Agent and each Lender without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to (a) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the indebtedness or any part thereof in accordance with this Agreement, including any increase or decrease of the rate of interest thereon, (b) take and hold security from any guarantor or any other party for the payment of this Guaranty or the indebtedness and exchange, enforce waive and release any such security,
(c) apply such security and direct the order or manner of sale thereof as the Agent and the Lenders in their discretion may determine and (d) release or substitute any one or more endorsers, guarantors, the Borrower or other obligors.

         SECTION 19.6      RELIANCE.

         It is not necessary for the Agent or the Lenders to inquire into the capacity or powers of the Borrower or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

         SECTION 19.7      WAIVER.

                  (a) Each of the Guarantors waives any right (except as shall be required by applicable statute and cannot be waived) to require the Agent or any Lender to (i) proceed against the Borrower, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other guarantor or any other party, or (iii) pursue any other remedy in the Agent's or any Lender's power whatsoever. Each of the Guarantors waives any defense based on or arising out of any defense of the Borrower, any other guarantor or any other party other than payment in full of the indebtedness, including without limitation any defense based on or arising out of the disability of the Borrower, any other guarantor or any other party, or the unenforceability of the indebtedness or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the indebtedness. The Agent or any of the Lenders may, at their election, foreclose on any security held by the Agent or a Lender by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Agent and any Lender may have against

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         the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the indebtedness has been paid. Each of the Guarantors waives any defense arising out of any such election by the Agent and each of the Lenders, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantors against the Borrower or any other party or any security.

                  (b) Each of the Guarantors waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notice of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the indebtedness and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that neither the Agent nor any Lender shall have any duty to advise such Guarantor of information known to it regarding such circumstances or risks.

                  (c) Each of the Guarantors hereby agrees it will not exercise any rights of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the U.S. Bankruptcy Code, or otherwise) to the claims of the Lenders against the Borrower or any other guarantor of the indebtedness of the Borrower owing to the Lenders (collectively, the "OTHER PARTIES") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may at any time otherwise have as a result of this Guaranty until such time as the Loans hereunder shall have been paid and the Commitments have been terminated. Each of the Guarantors hereby further agrees not to exercise any right to enforce any other remedy which the Agent and the Lenders now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the indebtedness of the Borrower and any benefit of, and any right to participate in, any security or collateral given to or for the benefit of the Lenders to secure payment of the indebtedness of the Borrower until such time as the Loans hereunder shall have been paid and the Commitments have been terminated.

         SECTION 19.8      LIMITATION ON ENFORCEMENT.

         The Lenders agree that this Guaranty may be enforced only by the action of the Agent acting upon the instructions of the Required Lenders and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Agent for the benefit of the Lenders upon the terms of this Agreement. The Lenders further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of the Guarantors.

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         SECTION 19.9      CONFIRMATION OF PAYMENT.

         The Agent and the Lenders will, upon request after payment of the indebtedness and obligations which are the subject of this Guaranty and termination of the commitments relating thereto, confirm to the Borrower, the Guarantors or any other Person that the such indebtedness and obligations have been paid and the commitments relating thereto terminated, subject to the provisions of Section 14.2.

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                                  EXHIBIT 2.11

                                     FORM OF
                            NEW COMMITMENT AGREEMENT

         Reference is made to the Credit Agreement dated as of February 24, 1999 (as amended, modified, extended or restated from time to time, the "CREDIT AGREEMENT") among by and among Sterile Recoveries, Inc., a Florida corporation (the "BORROWER"), the other Credit Parties party thereto, the Lenders party thereto and First Union National Bank, as Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         1. Effective as of the Effective Date set forth below, the undersigned Lender hereby confirms its additional Commitment (the "Additional Commitment"), in an aggregate principal amount of up to the amount of set forth below, to make Revolving Loans and to participate in Letters of Credit and Swingline Loans in accordance with the Credit Agreement. If the undersigned Lender is already a Lender under the Credit Agreement, such Lender acknowledges and agrees that such Additional Commitment is in addition to any existing Commitment of such Lender under the Credit Agreement. If the undersigned Lender is not already a Lender under the Credit Agreement, such Lender hereby acknowledges, agrees and confirms that, by its execution of this New Commitment Agreement, such Lender will, as of the Effective Date, be a party to the Credit Agreement and be bound by the provisions of the Credit Agreement and, to the extent of its Commitment, have the rights and obligations of a Lender thereunder.

         2. This New Commitment Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

Amount of Additional Commitment                      $___________

Effective Date of Additional Commitment              ________________, 200_


The terms set forth above
are hereby agreed to:

[Lender]

By:___________________________

Title:________________________

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CONSENTED TO (as required by the Credit Agreement):

FIRST UNION NATIONAL BANK,          STERILE RECOVERIES, INC.
as Agent

By:____________________________     By:__________________________
Title:__________________________    Title:_________________________


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